               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                   FIRST EAGLE FUNDS
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                                                                       IMPORTANT
                                                                           PROXY
                            [FIRST EAGLE LOGO]                       INFORMATION
                                                                NOVEMBER 1, 2002

Dear Shareholder:

    We are writing to inform you that a Special Meeting of Shareholders for First Eagle Fund of America (the 'Fund'), the sole Series of First Eagle Funds (the 'Trust'), will be held at 2:00 p.m. Eastern Time on Tuesday, December 10, 2002 at 1345 Avenue of the Americas, New York, New York 10105. The Meeting has been called in order to vote on a number of important issues. As a shareholder of the Fund, you have the opportunity to voice your opinion on these matters.

    The enclosed proxy statement describes four proposals:


    1. The first proposal seeks your approval of a new Subadvisory Agreement between the Fund's investment adviser, Arnhold and S. Bleichroeder Advisers, Inc. (the 'Adviser'), and Iridian Asset Management LLC to ensure continuity of the Fund's portfolio managers, David L. Cohen and Harold J. Levy.


    2. The second proposal relates to an amendment to the Investment Advisory Agreement of the Trust, which will permit allocation to the Trust of certain expenses related to the Adviser's 'back office' accounting and book-keeping services for the Trust.

    3. The third proposal relates to the election of certain of your trustees.

    4. The fourth proposal seeks your approval of an Amended and Restated Rule 12b-1 Distribution and Services Agreement ('Plan'). Approval of the new Plan will not result in any increase in the total distribution fees and service fees borne by the Fund or any shareholder.

    We have enclosed a proxy statement, proxy card, business reply envelope and voting instructions for your review. Please take a moment to look over the material and cast your vote on the proposals set forth above.


    THE TRUST'S BOARD OF TRUSTEES UNANIMOUSLY BELIEVES THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS. THE BOARD URGES YOU TO VOTE IN FAVOR OF EACH PROPOSAL.


    The Trust has enlisted the services of Georgeson Shareholder Communications Inc. ('Georgeson'), a professional proxy solicitation firm, to assist shareholders with the proxy process. As the meeting date approaches, you may receive a call from Georgeson encouraging you to exercise your right to vote.

    Again, we urge you to review the enclosed proxy material and vote your shares utilizing one of the convenient methods found on the proxy card. By voting your shares, you will help us eliminate the possibility of additional expenses incurred from further solicitation efforts.

    If you have any questions regarding the enclosed material or the execution of your vote, please call Georgeson Shareholder Communications Inc. toll free at 1-866-748-2231.

    We appreciate your time and continued commitment to the First Eagle Funds.

                                 Sincerely,

                                 JOHN P. ARNHOLD
                                 Co-President

                                  IMPORTANT NEWS


                                                                November 1, 2002


While we encourage you to read the full text of the enclosed proxy statement, here is a brief overview of some matters affecting First Eagle Funds (the 'Trust') and the Trust's Series designated as First Eagle Fund of America (the 'Fund'). These matters require a shareholder vote.

--------------------------------------------------------------------------------

                                      Q&A

                             QUESTIONS AND ANSWERS

Q: WHY AM I RECEIVING THIS PROXY STATEMENT?

A: The purpose of this Proxy Statement is to seek shareholder approval of four matters recommended by the Board of Trustees:


1. a new subadvisory agreement necessary to ensure continuity of the Fund's portfolio managers;


2. the adoption of an amendment to the Investment Advisory Agreement for the Trust;

3. the election of certain of your Trustees; and

4. the adoption of a new Rule 12b-1 distribution and services agreement for the Fund.

Q: WHY AM I BEING ASKED TO VOTE ON THE SUBADVISORY AGREEMENT?


A: Messrs. David L. Cohen and Harold J. Levy currently serve as the portfolio managers of the Fund (the 'Portfolio Managers'), in their capacity as employees of Arnhold and S. Bleichroeder Advisers, Inc., the Fund's investment adviser ('ASBA' or the 'Adviser'). Separately, the Portfolio Managers are co-founders of Iridian Asset Management LLC ('Iridian'), a registered investment adviser. A controlling interest in Iridian was recently sold to a U.S. subsidiary of the Governor and Company of the Bank of Ireland. Under the Purchase Agreement, the Portfolio Managers will continue to serve as portfolio managers of the Fund, but will do so exclusively as employees of Iridian. As this change in their status will make Iridian a sub-adviser to the Fund, ASBA proposes to enter into a Subadvisory Agreement with Iridian under which:


 THE INVESTMENT ADVISER OF THE FUND WILL NOT CHANGE

 ASBA will continue to act as the Fund's investment adviser. It will monitor and supervise Iridian's services as subadviser to the Fund.

 THE PEOPLE MANAGING THE FUND WILL NOT CHANGE

 The Portfolio Managers, who have a successful, long-term track record as portfolio managers to the Fund, will continue to serve as portfolio managers to the Fund in connection with the day-to-day investment of the Fund's assets. There should be no interruption in the provision of these services.


 THE OBJECTIVE OF THE FUND WILL NOT CHANGE

 The proposed Subadvisory Agreement will not result in a change in the Fund's investment objective or its investment policies or practices.


APPROVAL BY THE BOARD OF TRUSTEES


The Board of Trustees has unanimously approved this Subadvisory Agreement. However, this Subadvisory Agreement also requires your approval because the Investment Company Act of 1940 (the 'Investment Company Act') requires that each contract between a mutual fund and its investment adviser or subadviser (or, as is the case here, a contract between a mutual fund's adviser and subadviser) be approved by majority vote, either in person or by proxy, of the outstanding shares of the mutual fund.

Q: WILL THE INVESTMENT ADVISORY FEES INCREASE?


A: No. The fees payable to the Adviser by the Fund will remain the same. The fees payable to Iridian are paid by the Adviser and not directly by the Fund or the Trust.


Q: WHY AM I BEING ASKED TO VOTE ON THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT?


A: The Board of Trustees has unanimously approved the amendment to the Investment Advisory Agreement. However, the amended agreement also requires your vote of approval because the Investment Company Act requires that amendments to the contract between a mutual fund and its investment adviser be approved by majority vote, either in person or by proxy, of the outstanding shares of the mutual fund.


Q: EXACTLY WHAT CHANGES ARE BEING MADE TO THE INVESTMENT ADVISORY AGREEMENT?


A: Under the current Investment Advisory Agreement of the Trust (the 'Agreement'), which is dated February 27, 1998, the Adviser pays its costs associated with performing services under the Agreement, including the costs related to record-keeping required by the Investment Company Act. The proposed amendment will add language that specifically authorizes the allocation to the Trust of costs related to the Adviser's 'back office' accounting and book-keeping services on its behalf. This amendment is proposed in anticipation of the increased accounting costs expected as a result of heightened public and Securities Exchange Commission scrutiny of accounting issues post-Enron, and to conform the treatment of these costs with the arrangements in place for First Eagle SoGen Funds, Inc. ('First Eagle SoGen Funds'), another fund family advised by ASBA and distributed by Arnhold and S. Bleichroeder, Inc., the Trust's Distributor.


Q: WILL THE INVESTMENT ADVISORY FEES INCREASE DUE TO THE ABOVE AMENDMENT?


A: No. The investment advisory fee payable to the Adviser (1% of average daily net assets) will remain the same, although costs borne by the Trust (and therefore the Fund's expense ratio) will increase slightly due to the proposed allocation to the Trust of certain 'back office' accounting and book-keeping costs that may be made in the future.


Q: WHY AM I BEING ASKED TO ELECT TRUSTEES?

A: Two of your Trustees, James E. Jordan and Paul J. Lawler, were elected to serve as Trustees by action of the Board of Trustees (Mr. Jordan in November 1999 and Mr. Lawler in March 2002). However, they have not yet been considered for service on the Board of Trustees by the shareholders. Accordingly, the Board of Trustees nominates for your consideration each of Messrs. Jordan and Lawler to continue to serve as a member of your Board of Trustees.

Q: WHY AM I BEING ASKED TO VOTE FOR THE AMENDED AND RESTATED RULE 12b-1 DISTRIBUTION AND SERVICES AGREEMENT?

A: The Investment Company Act requires the Trust to have a plan (often referred to in the mutual fund industry as a 'Rule 12b-1 plan') describing all material aspects of its distribution financing. Such a plan must be approved by a majority vote of the outstanding shares of the company. Because the shareholder vote must be taken separately for each class of shares, it is important that all shareholders cast their vote, either in person or by proxy.

Q: WHAT ARE THE DIFFERENCES BETWEEN THE CURRENT PLAN AND THE PROPOSED PLAN?

A: Under the Fund's current Rule 12b-1 distribution and services agreement (the 'Plan'), the Distributor (a registered broker-dealer) receives a distribution fee (the '12b-1 fee') for its promotion of the Fund's shares, and a services fee (the 'services fee') for providing information or communication services to shareholders. Under the proposed Plan, the services fees with respect to Class Y and Class A shares will be redesignated as 12b-1 fees, but THE TOTAL PERCENTAGE AMOUNT OF THE FEES WILL NOT CHANGE. This amendment is proposed in anticipation of the planned consolidation of the Fund with the First Eagle SoGen Funds later this year. (This consolidation has been authorized by the Board of Trustees in accordance with the Trust's governing documents. No shareholder approval is required for the consolidation.) This will also increase flexibility with respect to how fees under the Plan may be used in support of the Fund's distribution or promotional efforts.

Q: WILL CHANGES TO THE PLAN RESULT IN AN INCREASE IN FEES?

A: No. The change will affect the allocation of the fees between distribution-related 12b-1 fees and services fees only. The total fees paid by the Fund will not increase.

Q: HOW CAN I VOTE?

A: TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

  By Internet. Have your proxy card available. Go to the Web site on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the web site.

  By Telephone. Have your proxy card available. Call the toll free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

Shareholders can also vote in person at the meeting.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A: After careful consideration, the Board unanimously recommends that you vote 'FOR' each of the Proposals and 'FOR' each of the nominees to serve as a Trustee.

Q: WILL MY VOTE MAKE A DIFFERENCE?

A: Yes. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response will help save on the costs of further solicitations for a shareholder vote. We encourage you to participate in the governance of your Trust.

Q: HOW DO I CONTACT YOU?

A: If you have any questions, call Georgeson Shareholder Communications Inc. toll free at 1-866-748-2231.

--------------------------------------------------------------------------------
                                  PLEASE VOTE.

                   YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                                SHARES YOU OWN.
--------------------------------------------------------------------------------

                               FIRST EAGLE FUNDS
                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105

       NOTICE OF MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 10, 2002


    The Board of Trustees of First Eagle Funds (the 'Trust') is furnishing this Proxy Statement to the shareholders of its sole Series, First Eagle Fund of America (the 'Fund'), in connection with the Trust's solicitation of proxies to be used at a special meeting of shareholders (the 'Meeting') to be held at the Trust's offices at 1345 Avenue of the Americas, New York, New York 10105 at
2:00 p.m. Eastern Time on Tuesday, December 10, 2002, or any adjournments thereof. In accordance with applicable law, the Trust is mailing this Proxy Statement on or about November 1, 2002. The Board of Trustees has fixed the close of business on October 10, 2002 as the record date (the 'Record Date') for determining the number of shares outstanding and the shareholders entitled to be given notice of and vote at the Meeting or any adjournment thereof.



    If the accompanying proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions thereon. However, if no instructions are specified, shares will be voted FOR each of the proposals, FOR each of the nominees to the Board of Trustees, and according to the best judgment of the proxy holders on any other matters that may properly come before the Meeting. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, Robert Bruno, at the address shown above, by submission of a subsequent proxy or by attendance at the meeting and voting in person.



    At the close of business on the Record Date, there were 23,992,160.503 shares of the Fund outstanding. Each of these shares will be entitled to vote at the Meeting.



    The cost of this solicitation, including legal, printing, mailing and solicitation expenses, is estimated to be approximately $146,000, of which approximately $48,135 will be borne by the Adviser and approximately $97,865 by certain current and former members of Iridian Asset Management LLC ('Iridian'). The solicitation will be largely by mail but may include telephonic or oral communications by Georgeson Shareholder Communications Inc. ('Georgeson'), a professional proxy solicitation firm enlisted by the Trust to assist shareholders with the proxy process. (Fees paid to Georgeson are estimated to be $22,000.) As the meeting date approaches, you may receive a call from Georgeson encouraging you to exercise your right to vote. Regular employees of Arnhold and S. Bleichroeder Advisers, Inc., the Trust's investment adviser ('ASBA' or the

'Adviser'), or DST Systems, Inc., the Trust's transfer and dividend disbursing agent, may also contact you (at no additional cost to the Trust).


GENERAL INFORMATION ABOUT THE FUND:

    The Fund is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. The Fund seeks to achieve its objective by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. Normally at least 80% of the Fund's assets will be invested in domestic equity and debt securities, and at least 65% will be invested in domestic equity securities.


    The Fund's investment adviser is Arnhold and S. Bleichroeder Advisers, Inc., New York, NY; its custodian is The Bank of New York, New York, NY; and its transfer agent is DST Systems, Inc., Kansas City, MO. In those capacities, both The Bank of New York and DST Systems, Inc. maintain certain financial and accounting books and records on behalf of the Fund. The Adviser also performs certain administrative and book-keeping services on behalf of the Fund.



    The Fund and its business are described in its Prospectus and Statement of Additional Information and in its most recent Annual and Semi-Annual reports. A copy of the Fund's Annual Report for the fiscal year ended October 31, 2001 was mailed to shareholders on or about December 31, 2001, and a copy of the Fund's Semi-Annual Report for the semi-annual period ended April 30, 2002, was mailed to shareholders on or about June 30, 2002. A copy of the Fund's most recent Annual and Semi-Annual Reports will be sent to you without charge upon written request to the Fund, at 1345 Avenue of the Americas, New York, New York, 10105, or by calling toll-free at 1-800-451-3623. At the close of business on the Record Date, the Fund's net assets were $452,250,185.09 and its net asset value per share for Class Y shares was $18.90, for Class C shares was $18.19 and for Class A shares was $18.73. The Fund is not a party to any pending legal proceedings and no such proceedings are known to be contemplated by any governmental authorities.


SUMMARY OF PROPOSALS:

    During the Meeting, shareholders of the Trust will vote on the following proposals (which are described more fully in the attached Proxy Statement):


        1. To approve a new Subadvisory Agreement (the 'Subadvisory Agreement') between Iridian Asset Management LLC ('Iridian') and the Fund's Adviser appointing Iridian to serve as investment subadviser to the Fund;

        2. To approve an Amended and Restated Investment Advisory Agreement between the Trust and the Adviser;

        3. To elect two members of the Board of Trustees; and

        4. To approve an Amended and Restated Rule 12b-1 Distribution and Services Agreement for Class Y, Class C and Class A shares of the Trust.


    Although it is not anticipated that business other than that contemplated by these Proposals will be presented at or acted upon at the Meeting, the accompanying proxy card authorizes the proxy holders to vote according to the best judgment of each as to any other matter that properly comes before the Meeting.


VOTING ON THE PROPOSALS:


    Each share of the Fund is entitled to one vote for each dollar of net asset value of such share owned by a shareholder. Shares for fractional dollar amounts vote proportionally. If a quorum is present at the Meeting, an affirmative vote of a majority of the outstanding shares shall decide Proposals 1, 2 and 4. A plurality of the votes cast is required to elect each of the Trustees under Proposal 3. In the case of Proposal 4, each class of shares will vote as a class and a majority of the outstanding shares of each class is required for approval. Thirty-three and one-third percent (33 1/3%) of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum. Abstentions will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting. Accordingly, abstentions will have no effect on the outcome of Proposal 3, but will have the effect of a vote against Proposals 1, 2 and 4. Shares held by brokers in 'street name' and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter or otherwise counted as present in determining voting results. Accordingly, they will have no effect on the outcome of Proposal 3, but will have the effect of a vote against Proposals 1, 2 and 4.


    If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees to serve as a Trustee named in this Proxy Statement and in favor of each Proposal. A shareholder may revoke his or her previously granted proxy at any time before it is exercised (i) by delivering a written notice to the Fund expressly revoking his or her proxy, (ii) by signing and forwarding to the Fund a later-dated proxy or (iii) by attending the Meeting and casting his or her votes in person.

RECORD DATE AND OUTSTANDING SHARES:

    The following chart sets out the number of shares of each class of the Fund outstanding and entitled to vote at the close of business on the Record Date, as well as the number of votes for each class of shares:


                   CLASS OF     NUMBER OF         NUMBER OF
                    SHARES        SHARES            VOTES
                    ------        ------            -----
                   Class Y    23,567,339.754   445,422,721.351
                   Class C       329,897.038     6,000,827.121
                   Class A        94,923.711     1,777,921.107


SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE FUND:

    With respect to each class of shares of the Fund as of the Record Date, the following shareholders owned (of record or beneficially) 5% or more of the outstanding shares of the indicated class of shares of the Fund:


                         NAME AND                   AMOUNT AND
                     ADDRESS OF RECORD           NATURE OF RECORD
                       OR BENEFICIAL               OR BENEFICIAL         PERCENTAGE
TITLE OF CLASS        INTEREST HOLDER                OWNERSHIP            OF CLASS
--------------        ---------------                ---------            --------
Class Y          Charles Schwab & Co., Inc.    4,228,477.756 shares        17.94%
                 101 Montgomery Street San
                 Francisco, CA 94101
                 Boston Safe Deposit &         1,396,902.149 shares         5.93%
                 Trust Co.
                 FBO Eastman Kodak Saving
                 and Investment Plan
                 135 Santilli Hwy
                 Everett, MA 02149
                 National Financial            2,103,379.481 shares         8.92%
                 Services Corp.
                 200 Liberty Street
                 New York, NY 10281
Class C          Arnhold and                     35,530.999 shares         10.77%
                 S. Bleichroeder, Inc.
                 1345 Ave of the Americas
                 New York, NY 10105
Class A          None                                   N/A                   N/A

                                  PROPOSAL 1:

                                APPROVAL OF THE
                             SUBADVISORY AGREEMENT


    Messrs. Cohen and Levy (the 'Portfolio Managers'), long-time employees of the Adviser, have served the Trust as portfolio managers to the Fund since 1989 and 1987, respectively. Separately, the Portfolio Managers are co-founders of Iridian, a registered investment adviser. On September 6, 2002 (the 'Closing Date'), 61% of Iridian was sold to BIAM (US), Inc. ('BIAM'), a U.S. subsidiary of The Governor and Company of the Bank of Ireland, by Iridian's principal owners, Arnhold and S. Bleichroeder Holdings, Inc. ('ASB Holdings') and LC Capital Management Inc. ('LC Capital'). ASB Holdings is the parent company of the Adviser, and a majority of the equity of LC Capital is owned by David L. Cohen and Harold J. Levy. Under the Purchase Agreement among BIAM, Iridian, ASB Holdings, LC Capital and the Portfolio Managers, it is anticipated that the Portfolio Managers will continue to act as portfolio managers to the Fund, but will do so exclusively as employees of Iridian (which would make Iridian a sub-adviser to the Fund). Although this should result in a change only in the formal capacity in which the Portfolio Managers provide portfolio management services to the Fund and should not result in any interruption of these services, it requires submission of the proposed Subadvisory Agreement for shareholder approval. In the event that the Subadvisory Agreement is not approved by the Fund's shareholders within 150 days of the Closing Date (i.e., by February 3, 2003), the Board of Trustees will consider appropriate alternative actions in the best interests of the Fund and its shareholders, such as arranging for the Adviser to provide investment advisory services to the Fund directly. In such event, the Porfolio Managers will resign from their employment with the Adviser and as portfolio managers of the Fund and will not continue to provide investment management services to the Fund in any capacity.


    A copy of the Subadvisory Agreement is attached as Appendix II, and descriptions in this Proxy Statement of the terms of the Subadvisory Agreement are qualified in their entirety by reference to Appendix II.

INFORMATION ABOUT IRIDIAN

    Iridian Asset Management LLC is a limited liability company organized under the laws of Delaware whose primary office is located at 276 Post Road West, Westport, CT 06880. Iridian is registered with the Securities Exchange Commission (the 'SEC') as an investment adviser. It was formed in November 1995 by Messrs. Cohen and Levy, who serve as joint Chief Executive Officers and joint Chief Investment Officers. As of

August 31, 2002, Iridian managed approximately $9.3 billion in assets on a discretionary basis for institutions, registered and unregistered investment funds, individuals and others.


    On the Closing Date, BIAM purchased a 61% interest in Iridian, with the remaining 39% subject to a series of put and call options over a six-year period. BIAM intends to use its higher profile with institutional investors to expand Iridian's access to that market. No change to the investment approach currently applied by Iridian with respect to the Fund is anticipated. As described above, provided that the Subadvisory Agreement is approved by the Fund's shareholders (or, in any event, no later than 150 days following the Closing Date), the Portfolio Managers will be employed by, and will provide investment advisory services exclusively to and on behalf of, Iridian.


TERMS OF THE SUBADVISORY AGREEMENT

    Pursuant to the terms of the Subadvisory Agreement, Iridian will manage the investment of the Fund's assets, subject to the following conditions:

     Iridian will make its investment decisions and comply with its disclosure responsibilities in accordance with the policies and procedures set forth for the Fund in the Trust's prospectus, its constituent documents and in any policies and procedures that the Board of Trustees or the Adviser may adopt for the Fund;

     Iridian will provide information about its services to the Adviser on a daily basis and will prepare reports related to the investment operations on behalf of the Fund for the Board's review; and

     In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, Iridian will not be liable to the Adviser, the Fund or the shareholders for any act or omission in connection with its services under the Subadvisory Agreement, and will not be liable for any losses, with the exception of losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Rather, the Adviser will indemnify Iridian for any losses, damages or liabilities arising from Iridian's provision of services under the Subadvisory Agreement, from the offer or sale of shares or from any statements or omissions made in any registration statement for shares of the Trust.


    Any fees for advisory services rendered by Iridian will be paid by the Adviser, not directly by the Trust or the Fund. There will be no increase of the advisory fees paid by the Trust to the Adviser. For the Trust's most recently completed fiscal year ended October 31, 2001, those fees amounted to $3,964,958. There also will be no change in shareholder accounts as a result of the Subadvisory Agreement.


    The fees to be paid to Iridian under the Subadvisory Agreement will be calculated by reference to (i) the fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by Arnhold and S. Bleichroeder, Inc., the Fund's Distributor ('the Distributor'), for its distribution and shareholder liaison services on behalf of the Fund. Under the current Investment Advisory Agreement in effect between the Adviser and the Trust since February 27, 1998, the Trust pays to the Adviser a monthly investment management fee at an annual rate of 1.00% of the average daily net assets of the Fund. Under the Rule 12b-1 Distribution and Services Agreement in effect between the Distributor and the Trust since February 27, 1998, the Trust pays to the Distributor a Rule 12b-1 fee for distribution services at an annual rate of up to 0.25% of the average daily net assets attributable to the Fund's outstanding Class A shares and of up to 0.75% of the average daily net assets attributable to the Fund's outstanding Class C shares. In addition, the Distributor receives a monthly service fee at an annual rate of 0.25% of the average daily net assets attributable to all classes of shares of the Fund for communication and shareholder liaison services rendered by the Distributor on behalf of the Fund.


    Under the Subadvisory Agreement, Iridian will receive, on a monthly basis, compensation in an amount equal (and determined by reference) to 50% of the current investment management fee paid on behalf of the Fund to the Adviser, and 50% of the current service fees paid on behalf of the Fund to the Distributor, less certain direct marketing costs, which include costs for advertising and investor solicitation. Two years following the execution of the Subadvisory Agreement, Iridian's fee also will be reduced by the amount paid by the Adviser for certain administrative expenses incurred by the Adviser in providing services to the Fund.


    The Subadvisory Agreement will become effective on the date of its approval by shareholders and will remain effective for an initial period of two years and afterwards will continue from year to year so long as it is confirmed annually by a vote of either the Board of Trustees (including a majority of those Trustees who are neither parties to the Subadvisory Agreement nor 'interested persons' within the meaning of Section 2(a)(19) of the Investment Company Act) or a majority of the outstanding voting securities. The Subadvisory Agreement may be terminated at any time by vote of the Board of Trustees, by vote of a majority of the outstanding shares of the Fund or, subject to certain notice provisions, by the Adviser or Iridian. The Subadvisory Agreement will terminate automatically upon termination of the Investment Advisory Agreement between the Adviser and the Trust or upon its 'assignment' within the meaning of the Investment Company Act.

    A list of the names and addresses of the directors and executive officers of the Adviser, positions they hold with the Trust and any other principal positions is set forth in Appendix I.

EVALUATION BY THE BOARD


    At its meeting on June 5, 2002, the Board of Trustees, including all of the Trustees who are not affiliated with either the Adviser, the Distributor, Iridian or their affiliates ('Independent Trustees'), unanimously approved the Subadvisory Agreement. In doing so, the Trustees considered the advantages of providing the Fund and its shareholders with continued access to the skills and expertise of the Portfolio Managers demonstrated by their many years of reliable, high-quality service as Portfolio Managers to the Fund. In addition, the Board of Trustees considered the fact that the Fund's investment objective and its investment policies and practices will not be affected, and that the compensation paid to Iridian as investment subadviser will not require any increase of the fee paid by the Trust to the Adviser, (in this regard, the Board of Trustees considered the effects of other benefits to the Subadviser resulting from its relationship to the Fund, including soft dollar and other service benefits). Accordingly, and in light of the Adviser's commitment to continue to supervise the provision of portfolio management services by the Portfolio Managers, the Board of Trustees concluded that the sale of Iridian is not expected to have any adverse effect on the services rendered by the Portfolio Managers to the Fund.



    The Board of Trustees therefore believes that retaining Iridian as investment subadviser to the Fund is in the best interest of the Fund's shareholders and that approval of the Subadvisory Agreement will ensure continuity of proven management following the sale of Iridian. The Board of Trustees unanimously recommends that shareholders approve this Proposal.


                                  PROPOSAL 2:

                      ADOPTION OF AN AMENDED AND RESTATED
                         INVESTMENT ADVISORY AGREEMENT

    The Adviser currently serves as the investment adviser to the Trust pursuant to an Investment Advisory Agreement. The current Investment Advisory Agreement between the Trust and the Adviser dated February 27, 1998 was approved by the shareholders on February 19, 1998. The Board of Trustees of the Trust most recently approved the continu-ance of the Investment Advisory Agreement on November 20, 2001. The Adviser is a wholly owned subsidiary of ASB Holdings, whose business address is at 1345 Avenue of the Americas, New York, NY 10105.

    In light of the heightened public and SEC scrutiny of accounting and valuation issues post-Enron and in order to conform the treatment of certain costs (described below) with the arrangements in place for First Eagle SoGen Funds, Inc. ('First Eagle SoGen Funds'), another fund family advised by ASBA and distributed by the Distributor, the Board of Trustees of the Trust has approved an Amended and Restated Investment Advisory Agreement for the Trust, in the form attached hereto as Appendix III, which sets forth the terms under which the Adviser will provide investment advisory services to the Trust. Descriptions in this Proxy Statement of the proposed Amended and Restated Investment Advisory Agreement are qualified in their entirety by reference to the terms of the proposed Amended and Restated Investment Advisory Agreement set forth in full in Appendix III. If this proposed Amended and Restated Investment Advisory Agreement is approved by the shareholders, it will become effective promptly following such approval. If the shareholders do not approve the proposed Amended and Restated Investment Advisory Agreement, the Trust's current Investment Advisory Agreement will continue in effect.

TERMS OF THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT


    The proposed Amended and Restated Investment Advisory Agreement provides that the Adviser will manage the Trust's investment operations, administer the Trust's business affairs, and provide clerical and administrative services. The proposed Amended and Restated Investment Advisory Agreement is identical in its terms to the current investment advisory agreement, except that it provides for allocation to the Trust of certain expenses, which are currently borne by the Adviser, related to the Adviser's 'back office' accounting and book-keeping services on behalf of the Trust. The investment advisory fee for the Trust would be unchanged by the proposed Amended and Restated Investment Advisory Agreement and would remain at 1% of the average daily assets of the Fund, accrued daily and paid monthly. For the fiscal year ended October 31, 2001, the Fund (the Trust's sole existing investment portfolio) paid the Adviser an advisory fee of $3,964,958.


    As under the current Investment Advisory Agreement, under the proposed Amended and Restated Investment Advisory Agreement the Trust would bear the following types of expenses: fees and expenses of the non-interested Trustees; legal, auditing, distribution, custodian, transfer agency, depository, brokerage and accounting fees and expenses; expenses relating to the issuance, sale, underwriting, distribution or redemption of Fund shares; cost of calculating the net asset value per share of Fund shares; costs of preparing and filing the Trust's registration statements and other documents with the SEC and state regulatory authorities; taxes and governmental fees, including those to register or qualify the Fund's shares for sale in various states; costs of preparing and mailing each of the Fund's dividends, distributions, reports, prospectuses and notices to shareholders; fees and expenses of the Trust's memberships in investment company organizations; costs of shareholders' meetings, including preparation and distribution of proxy materials; and the premiums on the Fund's fidelity bonds required by the Investment Company Act. Also as under the current Investment Advisory Agreement, under the proposed Amended and Restated Investment Advisory Agreement, the Adviser will pay the compensation and expenses of all officers of the Trust and will furnish, without expense to the Trust, the services of such of the Adviser's officers and employees as may be elected officers or directors of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Adviser also will pay the Trust's office rent and ordinary office expenses and will pay its own costs related to providing investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. The only change to the allocation of Trust expenses as between the Adviser and the Trust is as described above with respect to the Adviser's provision of 'back office' accounting and book-keeping services on behalf of the Trust.

    A list of the names and addresses of the directors and executive officers of the Adviser, positions they hold with the Trust and any other principal positions is set forth in Appendix I.

    Arnhold and S. Bleichroeder, Inc. (the 'Distributor'), a wholly owned subsidiary of ASB Holdings and an affiliate of the Adviser, acts as the Distributor for the Trust with respect to Fund shares. The Trust's Distribution and Services Agreement with the Distributor is described under Proposal 4 below. The Distributor at times also acts as the broker-dealer for the Fund in executing portfolio transactions. For the fiscal years ended October 31, 2001, 2000 and 1999, the Fund paid total brokerage commissions of $2,029,904, $1,426,556 and $1,422,242, respectively, of which $50,330, $41,185 and $59,670, respectively, were paid to the Distributor. For the year ended October 31, 2001, brokerage commissions paid to the Distributor constituted 2% of the total brokerage commissions paid by the Fund, and represented 4% of the aggregate dollar amount of its portfolio transactions involving the payment of commissions.

    As under the current Investment Advisory Agreement, the proposed Amended and Restated Investment Advisory Agreement provides that the

Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the proposed Amended and Restated Investment Advisory Agreement.

    The proposed Amended and Restated Investment Advisory Agreement will become effective on the date of its approval by shareholders and will remain effective for an initial period of two years and afterwards will continue from year to year so long as it is confirmed annually by a vote of approval either of the Board of Trustees (including a majority of those Trustees who are neither parties to the Agreement nor 'interested persons' within the meaning of Section 2(a)(19) of the Investment Company Act) or a majority of the outstanding voting securities. The proposed Amended and Restated Investment Advisory Agreement may be terminated at any time by vote of the Board of Trustees, by vote of a majority of the outstanding shares of the Fund or, subject to certain notice provisions, by the Adviser. The proposed Amended and Restated Investment Advisory Agreement will terminate upon its 'assignment' within the meaning of the Investment Company Act.


CHANGES IN THE FUND'S EXPENSES RESULTING FROM THE PROPOSAL



    As already noted, under the proposed Amended and Restated Investment Advisory Agreement, the contractual advisory fee will continue to accrue at a rate of 1% of the Fund's average daily assets. The following tables show the investment management fee and other expenses under the current Investment Advisory Agreement and the proposed Amended and Restated Investment Advisory Agreement.



                         ANNUAL FUND OPERATING EXPENSES
            (AS A PERCENTAGE OF THE FUND'S AVERAGE DAILY NET ASSETS)



    Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets) as they were for the fiscal year ended October 31, 2001.

                                     NO-LOAD   LEVEL-LOAD   FRONT-END LOAD
                                     CLASS Y    CLASS C        CLASS A
                                     -------    -------        -------
Management Fee.....................   1.00%      1.00%          1.00%
Distribution (12b-1) Fee...........    None      0.75%          0.25%
Service Fee........................   0.25%      0.25%          0.25%
Other Expenses.....................   0.18%      0.18%          0.18%
Total Annual Fund
  Operating Expenses...............   1.43%      2.18%          1.68%



    Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets) estimated as they would have been for that year under the proposed arrangement.



                                     NO-LOAD   LEVEL-LOAD   FRONT-END LOAD
                                     CLASS Y    CLASS C        CLASS A
                                     -------    -------        -------
Management Fee.....................   1.00%      1.00%          1.00%
Distribution (12b-1) Fee...........    None      0.75%          0.25%
Service Fee........................   0.25%      0.25%          0.25%
Other Expenses (including 0.05%
  additional 'back office'
  expenses)........................   0.23%      0.23%          0.23%
Total Annual Fund
  Operating Expenses...............   1.48%      2.23%          1.73%


EVALUATION BY THE BOARD


    At its meeting on September 10, 2002, the Board of Trustees, including all of the Trustees who are not affiliated with either the Adviser, the Distributor or their affiliates ('Independent Trustees'), unanimously approved the proposed Amended and Restated Investment Advisory Agreement for the Trust. In doing so, the Trustees considered the industry trends that prompted the Adviser to propose the change, including the increased accounting and other 'back office' expenses anticipated for the industry given the post-Enron environment. The Trustees then considered the desirability of continuing the Trust's historic relationship with the Adviser in light of the total compensation to be received by the Adviser, the expenses incurred by the Adviser in performing services under the current Investment Advisory Agreement, and the total cost to the Fund of using the Adviser's services, taking into account any expenses that the Adviser may pass to the Fund (including expenses related to this proposal). At its meeting on November 20, 2001, the Board of Trustees, including all of the Independent Trustees, unanimously approving renewal of the current Investment Advisory Agreement. At that time, the Board of Trustees had also considered the effects of indirect compensation to the Adviser such as soft dollar and other service benefits and the effect of the advisory fee on the ratio of total expenses to total assets. The Board of Trustees then compared competitive prices for comparable services, and evaluated the Adviser's past performance and reliability, as well as its profitability, capabilities and financial condition.



    The Board of Trustees therefore concludes that approval of the proposed Amended and Restated Investment Advisory Agreement serves the interests of the Trust, the Fund and its shareholders. The Board of Trustees unanimously recommends that shareholders approve this Proposal.


                                  PROPOSAL 3:

                       ELECTION TO THE BOARD OF TRUSTEES


    The Board of Trustees nominates for your consideration each of Messrs. James
E. Jordan and Paul J. Lawler to serve as members of your Board of Trustees. Mr. Lawler currently serves as an 'Independent Trustee' (i.e., not an 'interested person' within the meaning of the Investment Company Act of the Adviser or the Distributor). Mr. Jordan currently serves as a Trustee and is an 'interested person' by virtue of his position as a Managing Director of the Adviser. Although each of Messrs. Jordan and Lawler has already been elected as a Trustee by action of the Board (Mr. Jordan in November 1999 and Mr. Lawler in March
2002), neither has as yet been considered for such service by the shareholders. Pertinent information regarding each of the nominees is set forth below.



                                                                                                 NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                  IN FUND
                                                                                                 COMPLEX*
                                                                                                 OVERSEEN
                                   TERM OF OFFICE                                               BY TRUSTEE
 NAME, ADDRESS    POSITIONS HELD   AND LENGTH OF                                                OR NOMINEE
    AND AGE         WITH TRUST      TIME SERVED    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS  FOR TRUSTEE
    -------         ----------      -----------    -------------------------------------------  -----------
James E. Jordan       Trustee      November 1999   Managing Director, Arnhold and S.                6
(age 58),                          to present      Bleichroeder Advisers, Inc. since July
c/o First Eagle                    (term of        2002; from 1997 to 2002, Private Investor
Funds                              office is       and Consultant to The Jordan Company
1345 Avenue of                     indefinite)     (private investment banking company); until
the Americas                                       June 1997, President and Chief Investment
New York, NY                                       Officer of The William Penn Company, a
10105                                              registered investment adviser

                  OTHER TRUSTEESHIPS HELD BY TRUSTEE OR
 NAME, ADDRESS                   NOMINEE
    AND AGE                    FOR TRUSTEE
    -------                    -----------
James E. Jordan   Director, Leucadia National
(age 58),         Corporation; Director, Empire
c/o First Eagle   Insurance Company; Director, J. Z.
Funds             Equity Partners, Plc (a British
1345 Avenue of    investment trust company); Director,
the Americas      School of International and Public
New York, NY      Affairs of Columbia University; Vice
10105             Chairman, New York State Board of The
                  Nature Conservancy; Director, First
                  Eagle SoGen Funds, Inc. (4
                  portfolios); Director, First Eagle
                  SoGen Variable Funds, Inc. (1
                  portfolio)

                                                                                                 NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                  IN FUND
                                                                                                 COMPLEX*
                                                                                                 OVERSEEN
                                   TERM OF OFFICE                                               BY TRUSTEE
 NAME, ADDRESS    POSITIONS HELD   AND LENGTH OF                                                OR NOMINEE
    AND AGE         WITH TRUST      TIME SERVED    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS  FOR TRUSTEE
    -------         ----------      -----------    -------------------------------------------  -----------
Paul J. Lawler        Trustee      March 2002 to   Vice President -- Investments and Chief          6
(age 53),                          present (term   Investment Officer, W. K. Kellogg
1345 Avenue of                     of office is    Foundation; prior June 1997, Vice President
the Americas                       indefinite)     for Finance, Renssalaer Polytechnic
New York, NY                                       Institute
10105


                  OTHER TRUSTEESHIPS HELD BY TRUSTEE OR
 NAME, ADDRESS                   NOMINEE
    AND AGE                    FOR TRUSTEE
    -------                    -----------
Paul J. Lawler    Director and Treasurer, Junior
(age 53),         Achievement of South Central
1345 Avenue of    Michigan; Finance Committee Member,
the Americas      Battle Creek Community Foundation;
New York, NY      Trustee, Director, First Eagle SoGen
10105             Funds, Inc. (4 portfolios); Director,
                  First Eagle SoGen Variable Funds,
                  Inc. (1 portfolio)



* The Fund belongs to a Fund Complex including the Fund, First Eagle SoGen Funds, Inc. and First Eagle SoGen Variable Funds, Inc.


    Each of the nominees for Trustee has consented to be named in this Proxy Statement and to continue to serve as a Trustee. The Board of Trustees has no reason to believe that either of the nominees named above will be unavailable for service as a Trustee, but if that should occur before the Meeting, proxies will be voted for such persons as the Board of Trustees may recommend. Pursuant to the Fund's By-Laws, each Trustee and officer of the Fund may hold office until his or her death, resignation or removal as provided by statute or the Trust's Agreement and Declaration of Trust.

    The Board of Trustees unanimously recommends that shareholders approve each of Messrs. Jordan and Lawler to continue their service on the Board of Trustees.


    As required by the SEC, regulations applicable to the solicitation of proxies for a registered investment company, certain additional information regarding the Board of Trustees and officers of the Trust is provided in Appendix I to this Proxy Statement. Additional information regarding KPMG, LLP, the principal accountant to the Fund, is also provided in that Appendix.


                                  PROPOSAL 4:

                      ADOPTION OF AN AMENDED AND RESTATED
                                RULE 12b-1 PLAN

    On February 27, 1998, the Trust adopted a distribution and services agreement under Rule 12b-1 of the Investment Company Act (the 'Distribution and Services Agreement'), pursuant to which Arnhold and

S. Bleichroeder, Inc. serves as Distributor with regard to the Fund's Class Y, Class C and Class A shares. Under this Distribution and Services Agreement, a certain percentage of the total fees paid to the Distributor is designated specifically for promotion of the Fund's shares (the '12b-1 fee') and the remainder for shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder matters (the 'services fee'). Portions of the 12b-1 and services fees paid to the Distributor may also be paid to other broker-dealers or other service providers for marketing, distribution and shareholder liason services.


    The Distributor currently receives a services fee (but no 12b-1 fee) at an annual rate of 0.25% of the average daily net assets attributable to the Fund's Class Y shares, a 12b-1 fee at an annual rate of 0.75% and a service fee at an annual rate of 0.25% of the average daily net assets attributable to the Fund's Class C shares and a 12b-1 fee at an annual rate of 0.25% and a service fee at an annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares. For the Trust's most recently completed fiscal year ended October 31, 2001, the Trust paid to the Distributor 12b-1 fees in the aggregate amount of $45,233 for Class C shares (representing 0.76% of Class C average net assets for the period) and of $3,058 for Class A shares (representing 0.22% of Class A average net assets for the period). During the Fund's most recent fiscal year, the Fund did not make any payments under the Distribution and Services Agreement to an affiliate of the Fund or to the Adviser or to any affiliate of the Adviser (other than the Distributor), and no person received 10% or more of the aggregate amount of fees paid by the Trust under the Distribution and Services Agreement.

    In anticipation of a planned consolidation of the Fund with the First Eagle SoGen Funds at the end of this year, the Trust proposes to conform the terms of its existing Distribution and Services Agreement with the distribution and services arrangements in effect for First Eagle SoGen Funds. (This consolidation has been authorized by the Board of Trustees in accordance with the Trust's governing documents. No shareholder approval is required for the consolidation.) Accordingly, the Trust has agreed to enter into an Amended and Restated Rule 12b-1 Distribution and Services Agreement (the 'Plan') with the Distributor. Under the Plan, the services fees with respect to the Fund's Class Y and Class A shares will be redesignated as 12b-1 fees, but the total percentage amount of these fees will not change.

    The following table demonstrates this redesignation of the fees, with percentage rates representing an annual rate based on the average daily value of the Fund's net assets attributable to each class of shares:

                            CLASS Y SHARES         CLASS C SHARES         CLASS A SHARES
                         --------------------   --------------------   --------------------
Current Distribution     12b-1 Fee:     None    12b-1 Fee:     0.75%   12b-1 Fee:     0.25%
 and Services
 Agreement.............  Service Fee:   0.25%   Service Fee:   0.25%   Service Fee:   0.25%
Proposed Plan..........  12b-1 Fee:     0.25%   12b-1 Fee:     0.75%   12b-1 Fee:     0.50%
                         Service Fee:   None    Service Fee:   0.25%   Service Fee:   None

    The Distributor will use all amounts received as 12b-1 fees under the Plan for payments to broker-dealers and other financial intermediaries for their assistance in the distribution of the Trust's shares, for promotion of the sale of the Trust's shares, including expenses for the printing and distribution of prospectuses and sales literature sent to prospective investors and for media advertisements and telephone correspondence, as well as other servicing efforts.


    The Board of Trustees believes that the fee arrangement provided for in the proposed Plan will allow management greater flexibility to allocate the fee amounts to the various services in the most efficient way, and that these increased efficiencies will benefit the Fund and its shareholders. At its meeting on June 5, 2002, the Board of Trustees, including all of the Independent Trustees, unanimously approved the Plan. Accordingly, the Board of Trustees unanimously recommends that shareholders approve this Proposal 4.



RECEIPT OF SHAREHOLDER PROPOSALS



    Shareholder proposals meeting tests contained in the SEC regulations applicable to proxies may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. This date could change, depending on the scheduled date for the next annual meeting. The Fund will advise you of any such change.



    The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in the Fund's proxy materials, since there are other requirements in the proxy rules relating to such inclusion.


                                 By Order of the Board of Trustees
                                 First Eagle Funds

                                 JOHN P. ARNHOLD
                                 Co-President and Trustee

                                                                      APPENDIX I

    As required by the SEC regulations applicable to the solicitation of proxies for a registered investment company, certain additional information regarding the Board of Trustees and officers of the Trust is provided below.


    The Fund belongs to a Fund Complex including the Fund, First Eagle SoGen Funds, Inc., and First Eagle SoGen Variable Funds, Inc. Unless otherwise noted, the address of all Trustees and officers is c/o First Eagle Funds, 1345 Avenue of the Americas, New York, New York 10105. Also unless otherwise noted, the term of office of each Trustee and Officer is indefinite.


INDEPENDENT TRUSTEES*


                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                                        IN FUND
                                                                        COMPLEX
                                                                       OVERSEEN
                             TERM OF OFFICE                           BY TRUSTEE   OTHER TRUSTEESHIPS HELD
 NAME AND    POSITIONS HELD  AND LENGTH OF   PRINCIPAL OCCUPATION(S)  OR NOMINEE    BY TRUSTEE OR NOMINEE
    AGE        WITH TRUST     TIME SERVED      DURING PAST 5 YEARS    FOR TRUSTEE        FOR TRUSTEE
    ---        ----------     -----------      -------------------    -----------        -----------
Candace K.      Trustee     February 1998   Chair, Hughes,              6       Director, ALSTOM;
Beinecke,                   to present      Hubbard and Reed                    Director, Jacob's Pillow
age 55                                                                          Dance Festival, Inc.;
                                                                                Director, Merce
                                                                                Cunningham Dance
                                                                                Foundation, Inc.;
                                                                                Director, First Eagle
                                                                                SoGen Funds, Inc.
                                                                                (4 portfolios); Director,
                                                                                First Eagle SoGen
                                                                                Variable Funds, Inc.
                                                                                (1 portfolio)

Edwin J.        Trustee     February 1998   President, Ehrlich          6       Director, First Eagle
Ehrlich,                    to present      Capital Management                  SoGen Funds, Inc.
age 71                                                                          (4 portfolios); Director,
                                                                                First Eagle SoGen Variable
                                                                                Funds, Inc. (1 portfolio)

K. Georg        Trustee     February 1998   Senior Adviser,             1       Director, The Emerging
Gabriel,                    to present      Strategic Management                Markets New Economy Fund
age 73                                      Group

Robert J.       Trustee     February 1998   Manager and Director,       6       Director, Formex
Gellert,                    to present      United Continental                  Manufacturing, Inc.;
age 71                                      Corp.; General                      Director, First Eagle
                                            Partner, Windcrest                  SoGen Funds, Inc.
                                            Partners                            (4 portfolios); Director,
                                                                                First Eagle SoGen Variable
                                                                                Funds, Inc. (1 portfolio)

William M.      Trustee     February 1998   Senior Associate,           6       Trustee, New York
Kelly,                      to present      Lingold Associates                  Foundation; Treasurer and
age 58                                                                          Trustee, Black Rock Forest
                                                                                Consortium; Director,
                                                                                First Eagle SoGen Funds,
                                                                                Inc. (4 portfolios);
                                                                                Director, First Eagle
                                                                                SoGen Variable Funds, Inc.
                                                                                (1 portfolio)

                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                                        IN FUND
                                                                        COMPLEX
                                                                       OVERSEEN
                             TERM OF OFFICE                           BY TRUSTEE   OTHER TRUSTEESHIPS HELD
 NAME AND    POSITIONS HELD  AND LENGTH OF   PRINCIPAL OCCUPATION(S)  OR NOMINEE    BY TRUSTEE OR NOMINEE
    AGE        WITH TRUST     TIME SERVED      DURING PAST 5 YEARS    FOR TRUSTEE        FOR TRUSTEE
    ---        ----------     -----------      -------------------    -----------        -----------
Paul J.         Trustee      March 2002 to   Vice President --            6        Director and Treasurer,
Lawler,                      present         Investments and Chief                 Junior Achievement of
age 53                                       Investment Officer,                   South Central Michigan;
                                             W. K. Kellogg                         Finance Committee
                                             Foundation; prior June                Member, Battle Creek
                                             1997, Vice President                  Community Foundation;
                                             for Finance, Renssalaer               Trustee, Director,
                                             Polytechnic Institute                 First Eagle SoGen
                                                                                   Funds, Inc.
                                                                                   (4 portfolios);
                                                                                   Director, First Eagle
                                                                                   SoGen Variable Funds,
                                                                                   Inc. (1 portfolio)

---------

* Not 'interested persons' within the meaning of Section 2(a)(19) of the Investment Company Act.

INTERESTED TRUSTEES**


                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                          FUND
                             TERM OF OFFICE                              COMPLEX
 NAME AND    POSITIONS HELD  AND LENGTH OF   PRINCIPAL OCCUPATION(S)   OVERSEEN BY    OTHER TRUSTEESHIPS
    AGE        WITH TRUST     TIME SERVED      DURING PAST 5 YEARS       TRUSTEE        HELD BY TRUSTEE
    ---        ----------     -----------      -------------------       -------        ---------------
John P.      Co-President;   February 1998   Co-President and              6         Co-President and
Arnhold,        Trustee      to present      Director, Arnhold and                   Director, First Eagle
age 48                                       S. Bleichroeder                         SoGen Funds, Inc.
                                             Holdings, Inc.;                         (4 portfolios);
                                             Co-President and                        Co-President and
                                             Director, Arnhold and                   Director, First Eagle
                                             S. Bleichroeder, Inc.;                  SoGen Variable Funds,
                                             Co-President and                        Inc. (1 portfolio)
                                             Director, Arnhold and
                                             S. Bleichroeder
                                             Advisers, Inc.;
                                             President and Director,
                                             Arnhold and
                                             S. Bleichroeder UK
                                             Ltd.; Director, Aquila
                                             International Fund,
                                             Ltd.; Co-President and
                                             Director, ASB
                                             Securities, Inc.;
                                             President, WorldVest
                                             Inc.

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                          FUND
                             TERM OF OFFICE                              COMPLEX
 NAME AND    POSITIONS HELD  AND LENGTH OF   PRINCIPAL OCCUPATION(S)   OVERSEEN BY    OTHER TRUSTEESHIPS
    AGE        WITH TRUST     TIME SERVED      DURING PAST 5 YEARS       TRUSTEE        HELD BY TRUSTEE
    ---        ----------     -----------      -------------------       -------        ---------------
James E.        Trustee      November 1999   Managing Director,            6         Director, Leucadia
Jordan,                      to present      Arnhold and                             National Corporation;
age 58                                       S. Bleichroeder                         Director, Empire
                                             Advisers, Inc. since                    Insurance Company;
                                             July 2002; from 1977 to                 Director, J. Z.
                                             2002, Private Investor                  Equity Partners, Plc
                                             and Consultant to The                   (a British investment
                                             Jordan Company (private                 trust company);
                                             investment banking                      Director, School of
                                             company); until June                    International and
                                             1997, President and                     Public Affairs of
                                             Chief Investment                        Columbia University;
                                             Officer of The William                  Vice Chairman, New
                                             Penn Company, a                         York State Board of
                                             registered investment                   The Nature
                                             adviser                                 Conservancy;
                                                                                     Director, First Eagle
                                                                                     SoGen Funds, Inc.
                                                                                     (4 portfolios);
                                                                                     Director, First Eagle
                                                                                     SoGen Variable Funds,
                                                                                     Inc. (1 portfolio)

Michael M.      Trustee      February 1998   Director and Senior           1         --
Kellen,                      to present      Vice President, Arnhold
age 57                                       and S. Bleichroeder
                                             Holdings, Inc.;
                                             Director and Senior
                                             Vice President, Arnhold
                                             and S. Bleichroeder,
                                             Inc.

Stanford S.   Chairman of    February 1998   Co-President, Secretary       6         Director, Enzo
Warshawsky,   the Board;     to present      and Director, Arnhold                   Biochem, Inc. since
age 64          Trustee                      and S. Bleichroeder                     August 2002;
                                             Holdings, Inc.;                         Director,
                                             Co-President, Secretary                 German-American
                                             and Director, Arnhold                   Chamber of Commerce;
                                             and S. Bleichroeder,                    Chairman and
                                             Inc.; Co-President and                  Director, First Eagle
                                             Director, Arnhold and                   SoGen Funds, Inc.
                                             S. Bleichroeder                         (4 portfolios);
                                             Advisers, Inc.;                         Chairman and
                                             Chairman and Director,                  Director, First Eagle
                                             Arnhold and                             SoGen Variable Funds,
                                             S. Bleichroeder UK                      Inc. (1 portfolio)
                                             Ltd.; Co-President and
                                             Director, ASB
                                             Securities, Inc.


---------

** 'Interested persons' within the meaning of Section 2(a)(19) of the Investment
   Company Act.

OFFICERS


                      POSITION(S) HELD        TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)
   NAME AND AGE          WITH TRUST         LENGTH OF TIME SERVED       DURING PAST 5 YEARS
   ------------          ----------         ---------------------       -------------------
John P. Arnhold,    Co-President; Trustee  February 1998 to present  Please refer to the
age 48                                                               description under
                                                                     'Interested Trustees'
                                                                     above

Harold J. Levy,         Co-President       February 1998 to present  Portfolio Manager,
age 48               (portfolio manager)   (with portfolio           Arnhold and
                                           management                S. Bleichroeder Advisers,
                                           responsibility for First  Inc.; Joint Chief
                                           Eagle Fund of America     Executive Officer and
                                           since April               Joint Chief Investment
                                           1987) -- will resign no   Officer, Iridian Asset
                                           later than February 3,    Management LLC; prior to
                                           2003                      1996, Senior Vice
                                                                     President, Arnhold and
                                                                     S. Bleichroeder Holdings,
                                                                     Inc.

David L. Cohen,     Senior Vice President  February 1998 to present  Portfolio Manager,
age 46               (portfolio manager)   (with portfolio           Arnhold and
                                           management                S. Bleichroeder Advisers,
                                           responsibility for First  Inc.; Joint Chief
                                           Eagle Fund of America     Executive Officer and
                                           since 1989) -- will       Joint Chief Investment
                                           resign no later than      Officer, Iridian Asset
                                           February 3, 2003          Management LLC; Senior
                                                                     Vice President from 1993
                                                                     through 1996 and
                                                                     previously Vice
                                                                     President, Arnhold and
                                                                     S. Bleichroeder Holdings,
                                                                     Inc.

Robert Bruno,          Vice President,     February 1998 to present  Senior Vice President,
age 38                  Secretary and                                Arnhold and
                          Treasurer                                  S. Bleichroeder Holdings,
                                                                     Inc.; Vice President,
                                                                     Arnhold and
                                                                     S. Bleichroeder Advisers,
                                                                     Inc.; Vice President,
                                                                     Secretary and Treasurer,
                                                                     First Eagle SoGen Funds,
                                                                     Inc. and First Eagle
                                                                     SoGen Variable Funds,
                                                                     Inc.; prior to 1997,
                                                                     President and Chief
                                                                     Operating Officer, Coelho
                                                                     Associates LLC; Senior
                                                                     Vice President and Chief
                                                                     Administrative Officer,
                                                                     Schroeder Wertheim
                                                                     Investment Services, Inc.

Andrew DeCurtis,       Vice President      November 2000 to present  Vice President, Arnhold
age 34                                                               and S. Bleichroeder
                                                                     Holdings, Inc.; Vice
                                                                     President, First Eagle
                                                                     SoGen Funds, Inc. and
                                                                     First Eagle SoGen
                                                                     Variable Funds, Inc.;
                                                                     Assistant Vice President,
                                                                     Oppenheimer Capital prior
                                                                     to 1997

                      POSITION(S) HELD        TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)
   NAME AND AGE          WITH TRUST         LENGTH OF TIME SERVED       DURING PAST 5 YEARS
   ------------          ----------         ---------------------       -------------------
Edwin S. Olsen,        Vice President      November 2000 to present  Vice President, Arnhold
age 62                                                               and S. Bleichroeder
                                                                     Holdings, Inc.; Vice
                                                                     President, First Eagle
                                                                     SoGen Funds, Inc. and
                                                                     First Eagle SoGen
                                                                     Variable Funds, Inc.;
                                                                     Vice President, SG Cowen
                                                                     Securities Corp. prior to
                                                                     1999

Tracy L. Saltwick,   Vice President and    February 1998 to present  Senior Vice President,
age 43               Compliance Officer                              Arnhold and
                                                                     S. Bleichroeder, Inc.;
                                                                     Vice President, ASB
                                                                     Securities, Inc.; Vice
                                                                     President and Compliance
                                                                     Officer, First Eagle
                                                                     SoGen Funds, Inc. and
                                                                     First Eagle SoGen
                                                                     Variable Funds, Inc.

Stefanie             Assistant Treasurer   May 2000 to present       Assistant Vice President,
Spritzler, age 29                                                    Arnhold and
                                                                     S. Bleichroeder Holdings,
                                                                     Inc.; Assistant
                                                                     Treasurer, First Eagle
                                                                     SoGen Funds, Inc. and
                                                                     First Eagle SoGen
                                                                     Variable Funds, Inc.;
                                                                     Senior Accountant, The
                                                                     Bank of New York; prior
                                                                     to September 1997, Senior
                                                                     Accountant, Prudential
                                                                     Insurance Company of
                                                                     America

Winnie Chin,         Assistant Treasurer   March 2001 to present     Assistant Treasurer,
age 28                                                               First Eagle SoGen Funds,
                                                                     Inc., First Eagle SoGen
                                                                     Variable Funds, Inc.;
                                                                     prior to 1997, Senior
                                                                     Accountant, Salomon Smith
                                                                     Barney

Suzan Afifi,         Assistant Secretary   February 1998 to present  Vice President, Arnhold
age 50                                                               and S. Bleichroeder
                                                                     Holdings, Inc.; Assistant
                                                                     Secretary, First Eagle
                                                                     SoGen Funds, Inc. and
                                                                     First Eagle SoGen
                                                                     Variable Funds, Inc.;
                                                                     prior to 1997 Managing
                                                                     Director, EffectInvest
                                                                     Bank, Vienna, Austria


                            COMPENSATION OF TRUSTEES

    The following table sets out the compensation received by each of the Trustees from the Fund and First Eagle International Fund for the Fund's most recently completed fiscal year ended October 31, 2001. The Trust paid each of its Independent Trustees an annual retainer of $8,000 plus $750 per meeting of the Board and $500 per meeting of a Committee and certain out-of-pocket expenses. The Trust does not pay any compensation to interested Trustees nor does it provide any retirement or pension benefits for the Trustees.

INDEPENDENT TRUSTEES


                                                 PENSION OR                         TOTAL COMPENSATION
                               AGGREGATE     RETIREMENT BENEFITS  ESTIMATED ANNUAL    FROM TRUST AND
                              COMPENSATION   ACCRUED AS PART OF    BENEFITS UPON       FUND COMPLEX
            NAME               FROM TRUST      TRUST EXPENSES        RETIREMENT     PAID TO TRUSTEES*
            ----               ----------      --------------        ----------     -----------------
Candace K. Beinecke.........    $11,000              N/A                N/A              $31,000(2)
Edwin J. Ehrlich............    $12,000              N/A                N/A              $32,000(2)
K. Georg Gabriel............    $12,500              N/A                N/A              $12,500(0)
Robert J. Gellert...........    $12,000              N/A                N/A              $35,000(2)
William M. Kelly............    $10,250              N/A                N/A              $33,250(2)
Paul J. Lawler**............     N/A                 N/A                N/A                  N/A


---------

* The number in parentheses indicates the total number of other boards in the fund complex on which the Trustee served as of October 31, 2001.

** Mr. Lawler joined the Board as a Trustee in March 2002.

INTERESTED TRUSTEES


                                                 PENSION OR                         TOTAL COMPENSATION
                               AGGREGATE     RETIREMENT BENEFITS  ESTIMATED ANNUAL    FROM TRUST AND
                              COMPENSATION   ACCRUED AS PART OF    BENEFITS UPON       FUND COMPLEX
            NAME               FROM TRUST      TRUST EXPENSES        RETIREMENT     PAID TO TRUSTEES*
            ----               ----------      --------------        ----------     -----------------
John P. Arnhold.............    $     0              N/A                N/A              $     0(2)
James E. Jordan.............    $12,000**            N/A                N/A              $32,000(2)**
Michael M. Kellen...........    $     0              N/A                N/A              $     0(0)
Stanford S. Warshawsky......    $     0              N/A                N/A              $     0(2)


---------

* The number in parentheses indicates the total number of other boards in the fund complex on which the Trustee served as of October 31, 2001.

** All compensation paid to Mr. Jordan was paid to him in his previous capacity as an Independent Trustee.

                         SECURITY OWNERSHIP BY TRUSTEES

    The following table sets forth information as of December 31, 2001, regarding ownership of the Trustees in the Fund. Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000;
D = $50,001 to $100,000; E = over $100,000.

INDEPENDENT TRUSTEES

                                                                     AGGREGATE DOLLAR RANGE OF
                                                                     EQUITY SECURITIES IN ALL
                                                DOLLAR RANGE OF          FUNDS OVERSEEN BY
                                              EQUITY SECURITIES IN     TRUSTEE OR NOMINEE IN
        NAME OF TRUSTEE OR NOMINEE                  THE FUND               FUND COMPLEX
        --------------------------                  --------               ------------
Candace K. Beinecke........................            B                         B
Edwin J. Ehrlich...........................            E                         E
K. Georg Gabriel...........................            E                         E
Robert J. Gellert..........................            E                         E
William M. Kelly...........................            E                         E
Paul J. Lawler*............................            B                         C

---------

* As of October 2, 2002. Mr. Lawler joined the Board as a Trustee in March 2002.

INTERESTED TRUSTEES

                                                                     AGGREGATE DOLLAR RANGE OF
                                                DOLLAR RANGE OF      EQUITY SECURITIES IN ALL
                                              EQUITY SECURITIES IN       FUNDS OVERSEEN BY
              NAME OF TRUSTEE                       THE FUND          TRUSTEE IN FUND COMPLEX
              ---------------                       --------          -----------------------
John P. Arnhold............................            E                         E
James E. Jordan............................            E                         E
Michael P. Kellen..........................            E                         E
Stanford S. Warshawsky.....................            E                         E

    Other than as described above, none of the Independent Trustees has held any other position with (i) the Trust, (ii) an investment company advised by, controlled by or under common control with the Adviser, (iii) the Adviser, the Distributor or another affiliate of the Fund, or (iv) any person controlling, controlled by or under common control with the Adviser or the Distributor.

                                   COMMITTEES

    There were four meetings of the Board of Trustees held during the fiscal year ended October 31, 2001. For the fiscal year ended October 31, 2001, each current Trustee attended at least 75% percent of the meetings of the Board and of any committees on which he or she served.

    The following table describes the Board's standing committees:

                                                                          NUMBER OF
                                                                      COMMITTEE MEETINGS
                                                                         IN THE LAST
   COMMITTEE NAME            MEMBERS                FUNCTIONS            FISCAL YEAR
   --------------            -------                ---------            -----------
Nominating Committee  Candace K. Beinecke     Nominates new                   0
                      William M. Kelly        Independent Trustees
                                              of the Trust. The
                                              Nominating Committee
                                              does not consider
                                              shareholder
                                              recommendations

Valuation Committee   John P. Arnhold         Sets and recommends             1
                      K. Georg Gabriel        securities valuation
                      Robert J. Gellert       policies, supervises
                      Stanford                the Adviser in the
                      S. Warshawsky           valuation of Fund
                                              assets and, in certain
                                              circumstances, values
                                              Fund assets directly

Audit Committee       Edwin J. Ehrlich        Reviews the contract            2
                      Robert J. Gellert       between the Trust and
                      K. Georg Gabriel        its auditors, oversees
                      Paul J. Lawler          the Trust's accounting
                                              and financial
                                              reporting policies,
                                              procedures and
                                              internal controls and
                                              acts as liaison to
                                              auditors

                    OFFICERS AND DIRECTORS OF THE ADVISER


NAME, ADDRESS* AND POSITION   POSITION WITH
     WITH THE ADVISER           THE TRUST              OTHER PRINCIPAL OCCUPATION
     ----------------           ---------              --------------------------
Henry H. Arnhold             None        Co-Chairman, Arnhold and S. Bleichroeder
Director                                 Holdings, Inc.; Director, Aquila International
                                         Fund Limited; Trustee, The New School for
                                         Social Research; Director, Conservation
                                         International

John P. Arnhold          Co-President    Please refer to the description under
Co-President and         and Trustee     'Interested Trustees' above
Director

Stanford M.               Chairman;      Please refer to the description under
Warshawsky                 Trustee       'Interested Trustees' above
Co-President and
Director

Stephen M. Kellen            None        Co-Chairman, Arnhold and S. Bleichroeder
Director                                 Holdings, Inc.; Co-Chairman, Arnhold and
                                         S. Bleichroeder, Inc.; Trustee, The Carnegie
                                         Society and WNET/Thirteen; Trustees, Council
                                         of The National Gallery of Art

NAME, ADDRESS* AND POSITION   POSITION WITH
     WITH THE ADVISER           THE TRUST              OTHER PRINCIPAL OCCUPATION
     ----------------           ---------              --------------------------
James E. Jordan                  Trustee       Please refer to the description under
Managing Director                              'Interested Trustees' above

Howard M. Green                    None        Senior Vice President, Controller, Arnhold
Senior Vice President and                      and S. Bleichroeder, Inc.; Senior Finance
Controller                                     Officer, Arnhold and S. Bleichroeder UK
                                               Ltd.; Vice President, Chief Financial
                                               Officer, ASB Securities, Inc.

Robert Miller                      None        Senior Vice President, and Director,
Vice President, Secretary                      Arnhold and S. Bleichroeder, Inc.;
and Treasurer                                  Director, Arnhold and S. Bleichroeder, UK
                                               Ltd.

Robert Bruno                 Vice President,   Please refer to the description under
Vice President                Secretary and    'Officers' above
                                Treasurer

William P. Casciani                None        Senior Vice President, Arnhold and
Vice President                                 S. Bleichroeder, Inc.; Vice President, ASB
                                               Securities, Inc.; Senior Vice President,
                                               WorldVest Inc.; Senior Executive Officer,
                                               Arnhold and S. Bleichroeder UK Ltd.

Charles de Vaulx                   None        Senior Vice President, Arnhold and
Vice President                                 S. Bleichroeder Holdings, Inc.; Senior Vice
                                               President, First Eagle SoGen Funds, Inc.
                                               and First Eagle SoGen Variable Funds, Inc.

Jean-Marie Eveillard               None        Senior Vice President, Arnhold and
Vice President                                 S. Bleichroeder Holdings, Inc.;
                                               Co-President, First Eagle SoGen Funds, Inc.
                                               and First Eagle SoGen Variable Funds, Inc.

Allan Langman                      None        Senior Vice President, Treasurer and
Vice President                                 Director, Arnhold and S. Bleichroeder,
                                               Inc.; Vice President, ASB Securities, Inc.

Vincent S. Viglione                None        Senior Vice President and Assistant
Vice President                                 Treasurer, Arnhold and S. Bleichroeder,
                                               Inc.



---------

* The address for all the above named individuals is c/o Arnhold and
  S. Bleichroeder Advisers, Inc., 1345 Avenue of the Americas, New York, NY
  10105.

                                  ACCOUNTANTS



    The principal accountant to the Fund is KPMG, LLP ('KPMG'). The Fund paid the following fees to KPMG during the fiscal year ended October 31, 2001:



Audit Fees................................  $34,000
All Other Fees............................  $27,000
(Fees for preparation of the Fund's tax
returns and related memoranda.)



    KPMG did not perform any services during the fiscal year for the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides services to the Fund. The Audit Committee of the Board of Trustees, which is comprised entirely of Independent Trustees, has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent. KPMG has no direct or indirect financial interest in the Fund, the Adviser or the Sub-Adviser. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

                                                                     APPENDIX II

                             SUBADVISORY AGREEMENT

    This SUBADVISORY AGREEMENT is dated as of [o], 2002 by and between ARNHOLD AND S. BLEICHROEDER ADVISERS, INC., a registered investment adviser organized under the laws of the State of Delaware (the 'Adviser'), and IRIDIAN ASSET MANAGEMENT LLC, a registered investment adviser organized under the laws of Delaware (the 'Subadviser').

                                  WITNESSETH:

    WHEREAS, the Adviser and First Eagle Funds, a Delaware business trust (the 'Trust'), have entered into an Investment Advisory Agreement dated February 27, 1998, as amended from time to time (the 'Investment Advisory Agreement'), pursuant to which the Adviser has agreed to provide investment advisory services to the Trust; and

    WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the 'Act'), as an open-end management investment company, may issue shares in Series and, as of the date hereof, has issued one Series designated as the First Eagle Fund of America (together with any successor Series thereto, 'FEFA'); and

    WHEREAS, under the terms of the Investment Advisory Agreement, the Adviser is responsible for general oversight, maintenance of required books and records, compliance and shareholder service and distribution support on behalf of FEFA; and

    WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ('Advisers Act'); and

    WHEREAS, Mr. David L. Cohen ('Cohen') and Mr. Harold J. Levy ('Levy') have been providing investment advisory services to FEFA as employees of the Adviser and now desire to terminate their employment relationship with the Adviser, but are willing to continue to provide such services as employees of the Subadviser; and

    WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to FEFA, subject to the oversight and review of the Adviser, and the Subadviser is willing to furnish such services;

    NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:


        1. Duties of the Subadviser. (a) The Adviser hereby engages the services of the Subadviser in furtherance of the Investment Advisory

    Agreement. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of FEFA. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities or commodity, currency or other futures contracts and options to be purchased or sold by FEFA, and shall provide the Adviser and the Trust on each business day with information relating to all transactions concerning FEFA's assets. The Subadviser shall also provide the Adviser with such records and information concerning its activities with respect to or affecting FEFA as the Adviser may reasonably request. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with
    (i) the Trust's current prospectus and statement of additional information, in particular, the objectives, policies, and limitations for FEFA set forth therein, (ii) the Agreement and Declaration of Trust and By-Laws of the Trust, (iii) applicable laws and regulations, and (iv) such compliance or similar policies or procedures as the Board of Trustees of the Trust or the Adviser may from time to time adopt as to which the Subadviser has prior written notice, in each case as may be amended from time to time. The Subadviser shall cooperate with the Adviser as may be reasonably requested in connection with the Adviser's responsibilities to FEFA. The Subadviser shall also promptly review, and with respect to matters relating or information known to it, provide comments on, any FEFA offering or disclosure materials provided to it for review.


        The Subadviser represents and warrants to the Adviser that the Subadviser's operations and investment management activities on behalf of FEFA will at all times be in compliance with all applicable federal and state laws governing FEFA's operations and investments. Without limiting the foregoing, the Subadviser represents and warrants that it will (i) invest and reinvest FEFA's assets in a manner that will enable FEFA to be treated as a 'regulated investment company' under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the 'Code'); and (ii) comply with
    (1) the provisions of the Act and rules adopted thereunder; and
    (2) applicable federal and state securities, commodities and banking laws. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for shares of the Trust, or any amendments or supplements thereto, are made in reliance upon and in conformity with information furnished by the Subadviser for use therein, such Registration Statement and any amendments or supplements thereto will conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder (the '1933 Act') and the Act and will not, as to information relating to the Subadviser and its activities on behalf of FEFA, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading at the time such information is furnished. In addition, the Subadviser shall promptly advise the Adviser of any modifications or supplements to such information furnished by it to the extent such modifications or supplements become necessary to ensure that such information continues to not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

        The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

        (b) The Subadviser agrees to maintain a level of errors and omissions or professional liability insurance coverage that is from time to time reasonably satisfactory to the Adviser.

        (c) FEFA's assets shall be maintained in the custody of the custodian identified by the Adviser in writing ('Custodian'). The Subadviser shall not be liable for any loss resulting from any act or omission of the Custodian other than acts or omissions arising in reliance on instructions of the Subadviser.

        2. Fund Transactions. The Subadviser is responsible for decisions to buy or sell securities, futures or other options and other investments for the assets of FEFA, selection of broker-dealers and futures commission merchants, and negotiation of brokerage commission and futures commission merchants' rates. In providing FEFA with investment management, it is recognized that the Subadviser will give primary consideration to securing the most favorable prices and efficient executions. Consistent with this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Subadviser may be a party. It is understood that none of the Trust, the Adviser nor the Subadviser has adopted a formula for allocation of the FEFA's investment business. It is also understood that it is desirable for FEFA that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust and FEFA than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable prices and efficient executions. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities or futures for FEFA with such brokers or futures commission merchants, subject to review by the Adviser and the Trust's Board of Trustees, from time to time, with respect to the extent and continuation of this practice, and in accordance with any applicable policies or procedures as may be adopted by the Trust's Board of Trustees or the Adviser from time to time as to which the Subadviser has prior written notice. The Subadviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused FEFA to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the clients of the Subadviser as to which the Subadviser exercises investment discretion. The Adviser recognizes that all research services and research that the Subadviser receives are available for all clients of the Subadviser, and that FEFA and other clients of the Sub-Adviser may benefit thereby.

        The Subadviser will promptly communicate to the Adviser and to the officers and Board of Trustees of the Trust such information relating to FEFA transactions as they may reasonably request.

        To the extent consistent with applicable law and with any applicable policies or procedures adopted by the Board of Trustees of the Trust or the Adviser from time to time as to which the Subadviser has prior written notice, the Subadviser may aggregate purchase or sell orders for FEFA with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to FEFA and to such other clients. The Adviser hereby acknowledges that such

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    aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

        3. Delivery of Documents. The Adviser has delivered to the Subadviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

            (a) The Agreement and Declaration of Trust filed with the State of Delaware;

            (b) The By-Laws of the Trust;

            (c) Certified resolutions of the Board of Trustees of the Trust
        (i) authorizing the appointment of the Adviser and approving the form of the Investment Advisory Agreement; and (ii) authorizing the appointment of the Subadviser and approving the form of this Agreement;

            (d) The Registration Statement under the Act and the 1933 Act, on Form N-1A, as filed with the Securities and Exchange Commission relating to the Trust and the Trust's Shares and all amendments or supplements thereto;

            (e) The Trust's Notification of Registration under the Act on Form N-8A as filed with the Securities Exchange Commission and all amendments thereto;

            (f) The Prospectus and Statement of Additional Information of the Trust as currently in effect;

            (g) The Code of Ethics of the Trust as currently in effect; and

            (h) A list of affiliated brokers and underwriters for reporting transactions under applicable provisions of the Act.

        The Adviser will also deliver copies of any compliance or similar policies or procedures of the Trust or the Adviser relevant to the performance of the Subadviser's duties under this Agreement.

        The Adviser will furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements generally will be provided within 30 days of the time such materials became available to the Adviser and, until so provided, the Subadviser may continue to rely on those documents previously provided.

        During the term of this Agreement, the Adviser also will furnish to the Subadviser prior to use thereof copies of all FEFA documents, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders or the public that refer in any way to the Subadviser, and will not use such material if the Subadviser reasonably objects in writing within five business days (or such other time period as may be mutually agreed) after receipt thereof. However, the Adviser and the Subadviser may agree amongst themselves that certain of the above-mentioned documents do not need to be furnished to the Subadviser prior to the document's use.

        4. Code of Ethics. The Subadviser agrees to observe and comply with Rule 17j-1 under the Act, as the same may be amended from time to time. In this regard, the Subadviser shall, among other things, adopt internal procedures, including a Code of Ethics as required by such Rule, and shall periodically report any issues arising under such procedures to the Adviser and the Board of Trustees of the Trust.

        5. Compensation of the Subadviser. (a) So long as this Agreement remains in force in accordance with Section 13 hereof, the Adviser shall pay the Subadviser compensation equal to fifty percent (50%) of (i) the combined investment management fee (currently 1.00% of average daily net assets of FEFA) paid by the Trust for FEFA to the Adviser pursuant to the Investment Advisory Agreement, and services fee (currently 0.25% of average daily net assets of FEFA) paid by the Trust for FEFA to the Adviser's affiliate, Arnhold and S. Bleichroeder, Inc. ('A&SB'), pursuant to the Distribution and Services Agreement by and between the Trust and A&SB dated February 27, 1998, as amended from time to time (the 'Services Agreement'), and retained by A&SB after payment to unaffiliated third parties, less (ii) both
    (x) administrative expenses borne by the Adviser, including, without limitation, overhead and similar expenses, applicable to performance of investment advisory services and related functions with respect to FEFA, and
    (y) direct marketing costs, including, without limitation, advertising costs, rebates to third parties, and other direct expenses relating to the solicitation of investors or otherwise increasing the assets of FEFA, if any, with respect to the Adviser, A&SB or FEFA; other than with respect to clause (ii) (x) of this Section 5, all as determined in substantially the same manner as determined previously under any predecessor arrangements between the Adviser and each of Cohen and Levy, and provided, however, that the deductions contemplated by clause (ii) (x) of this Section 5 shall begin the day following the second anniversary of the effective date hereof and shall not be made with respect to such expenses accrued with respect to any period prior to such date. Such compensation shall be paid to the Subadviser on a monthly basis or other periodic basis corresponding to the payment of the investment management fee by the Trust for FEFA to the Adviser pursuant to the Investment Advisory Agreement or the

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    payment of the services fee by the Trust for FEFA to A&SB pursuant to the
    Services Agreement, as applicable. In no event shall the Subadviser be entitled to any compensation based on or any portion of the investment management fee paid to the Adviser by the Trust or services fee paid to A&SB by the Trust with respect to any Series as to which the Subadviser has not been retained to provide investment advisory services. Further, in calculating the compensation of the Subadviser, there shall be no charge to the Subadviser for the administrative or direct marketing costs attributable, in whole or in part, to any such other Series. Marketing, shareholder services or similar fees or costs are described in this Section 5 only to serve as reference amounts for purposes of calculating the compensation to be paid to the Subadviser.

        (b) The Adviser shall promptly advise the Subadviser of any change in, or waiver of, the investment management fee paid by the Trust for FEFA under the Investment Management Agreement or in the fees paid to A&SB under the Services Agreement.

        6. Reports and Compliance Monitoring. In furtherance of the Subadviser's duties, the Subadviser shall (i) prepare such written and oral reports for the Board of Trustees of the Trust or the Adviser related to the investment operations of FEFA as the Adviser shall reasonably request, consistent with past practice, (ii) provide the Board of Trustees of the Trust on a periodic basis with such information as to the Subadviser's services (whether with respect to FEFA or otherwise) as may be reasonably necessary to enable to the Trustees to evaluate the performance of the Subadviser and the reasonableness of its fees hereunder, and (iii) coordinate with and provide access to its offices to the Adviser to the extent necessary for the Adviser to monitor compliance by the Subadviser with FEFA's investment objectives, policies and limitations, applicable compliance or similar policies or procedures and with applicable regulations.

        7. Status of the Subadviser. (a) The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent FEFA or the Adviser in any way or otherwise be deemed an agent of FEFA or the Adviser.

        (b) Subject to the Subadviser's policies concerning the allocation of investment opportunities as described in its Form ADV (a copy of which has been provided to the Adviser) and compliance with applicable law and the Subadviser's Code of Ethics, nothing in this Agreement shall impose upon the Subadviser any obligation to purchase or sell, or recommend for purchase or sale, for FEFA any security which it or its officers, directors, affiliates or employees may purchase or sell for the Subadviser or such officer's, director's, affiliate's or employee's own accounts or for the account of any of the Subadviser's clients, advisory or otherwise. Subject to the same proviso, the Subadviser may give advice and take action with respect to other funds or clients, or for its own account that may differ from the advice or the timing or nature of action taken with respect to FEFA. Other than as provided in Section 10 hereof, nothing in this Agreement shall be implied to prevent Subadviser from providing investment advice and other services to other funds or clients.

        8. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 204-2 under the Advisers Act, all books and records relating to FEFA or its investors that are required to be maintained by the Subadviser pursuant to the requirements of such Rule. The Subadviser agrees that all books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

        9. Subadviser's Standard of Care; Limitations of Liability. (a) The Subadviser will give the Trust and the Adviser the benefit of the Subadviser's best judgment and efforts in rendering its services to FEFA.

        (b) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ('disabling conduct') hereunder on the part of the Subadviser (and/or its officers, directors/trustees, agents, employees, controlling persons, shareholders, members and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Adviser or the Trust or to any shareholder of the Adviser or the Trust or any Series thereof for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct on the part of the Subadviser (and/or its officers, directors/trustees, partners, agents, employees, controlling persons, shareholders, members and any other person or entity affiliated with the Subadviser), the Adviser shall indemnify the Subadviser (and its officers, directors/trustees, partners, agents, employees, controlling persons, shareholders, members and any other person or entity affiliated with the Subadviser) (each, an 'Indemnified Party') from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which such an Indemnified Party may become subject under the Act or the 1933 Act, under other statutes, at common law or otherwise, arising from (i) the Subadviser's provision of services under this Agreement, (ii) the offer or sale of shares of the Trust or any Series thereunder, or (iii) any statements or omissions made in any Registration Statement for shares of the Trust, or any amendments or supplements thereto, other than those made in reliance upon and in conformity with information furnished by the Subadviser for use therein. In no case, however, shall such an indemnity be owed by the Adviser to an Indemnified Party with respect to liabilities not arising from conduct of the Adviser or the Trust.

        (c) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the Act or the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act under or breach of this Agreement by the Subadviser, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement. The Subadviser shall not be liable to the Adviser for any acts of the Adviser with respect to any portion of the assets of the Trust not managed by the Subadviser.

        (d) The rights and obligations under Sections 9(b) and 9(c) hereof shall survive the termination or expiration of this Agreement.

        10. Non-Competition; Non-Solicitation. (a) The Subadviser hereby covenants and agrees that during the term of this Agreement (including any renewal or extension hereof), it will not, directly or indirectly, (i) establish, sponsor or advise any registered mutual fund for U.S. equity securities following an investment strategy substantially similar to a mid-cap value or mid-cap blend strategy (each as defined by reference to the Morningstar, Inc. mutual fund strategy classification of the same name, or any successor classification(s) thereto) (a 'Mid-Cap Strategy'); provided, however, that nothing contained herein shall prevent or restrict the Subadviser from acting as a subadviser to any mutual fund, including, without limitation, a mutual fund for U.S. equity securities following a Mid-Cap Strategy, except that the Subadviser may not advise or subadvise a mutual fund which (x) is established, sponsored or advised by The Governor and Company of the Bank of Ireland (the 'Bank') or any entity directly or indirectly controlling, controlled by or under common control with the Bank; (y) follows a Mid-Cap Strategy; and (z) is marketed in whole or in part in the United States, unless the Subadviser complies with the notice requirements set forth in the last sentence of this Section 10(a), or
    (ii) solicit, initiate or encourage investors in FEFA, to the extent such investors are known or made known to the Subadviser (each, a 'FEFA Investor'), for or to invest in any product other than FEFA if such solicitation would reasonably be expected to result or results in any such FEFA Investor withdrawing assets from FEFA, except that (subject to the limitations of Section 10(c) below) the Subadviser may directly or indirectly advertise or promote any other product by means of blanket mailings, form letters, the publication of advertisements and other general solicitation, so long as it uses all commercially reasonable efforts, directly and indirectly, to ensure that no such mailings or form letters are sent to FEFA. Notwithstanding anything contained in clause (i) of this paragraph to the contrary, but subject to the limitations set forth in clause (ii) of this paragraph, the Subadviser may advise or subadvise one or more mutual funds established, sponsored or advised by the Bank or any entity directly or indirectly controlling, controlled by or under common control with the Bank, including, without limitation, a mutual fund for U.S. equity securities following a Mid-Cap Strategy; provided, however, that if such mutual fund is marketed in whole or in part in the United States, the Subadviser must have given the Adviser at least 120 days' written notice (together with a reasonable description of such proposed mutual fund) before the Subadviser commences performance of such advisory or subadvisory services.

        (b) The Subadviser hereby covenants and agrees that following the termination or expiration of the term of this Agreement (including any renewal or extension hereof) and continuing for a period of two years thereafter, it will not, directly or indirectly, solicit, initiate or encourage FEFA Investors for or to invest in any registered mutual fund for U.S. equity securities following a Mid-Cap Strategy; provided that, subject to the limitations in Section 10(c) below, (A) nothing herein shall prohibit the Subadviser, directly or indirectly, from advertising or promoting investment products and services other than a registered mutual fund for U.S. equity securities following such an investment strategy, and
    (B) nothing herein shall prohibit the Subadviser, directly or indirectly, from advertising or promoting any registered mutual fund for U.S. securities following such an investment strategy by means of blanket mailings, form letters, the publication of advertisements and other general solicitation, so long as it uses all commercially reasonable efforts, directly and indirectly, to ensure that no such mailings or form letters are sent to FEFA Investors.

        (c) Notwithstanding any other provision of this Agreement to the contrary, during the term of this Agreement (including any extension or renewal hereof) and at any time thereafter, no advertising, marketing or disclosure (including prospectuses or similar materials) with respect to the Subadviser and its investment products and services, including any registered mutual fund formed, sponsored, managed or sub-advised directly or indirectly by the Subadviser, shall include, and the Subadviser shall not encourage or cooperate with any press coverage in connection therewith that includes, the name, track record of or any other direct or indirect reference to FEFA (except that the track record of FEFA, but not the name or any successor name of or other direct or indirect reference to FEFA, may be used to the extent required by applicable law or regulation).

        (d) By their signatures below, each of Cohen, Levy and LC Capital Management, LLC agree to be bound by the provisions of this Section 10 as fully as if each was itself or himself the Subadviser hereunder.

        11. Non-Disclosure. (a) Except (i) with the prior written consent of the Adviser in each instance or (ii) as may be necessary to perform the Subadviser's services hereunder or (iii) as may be required by law or as directed by a court of competent jurisdiction, governmental agency or self-regulatory organization, the Subadviser shall not disclose, use, publish, or in any other manner reveal, directly or indirectly, at any time during the term of this Agreement (including any renewal or extension thereof) and continuing for a period of five years thereafter, any confidential information relating to the Adviser or any subsidiary or affiliate thereof, including confidential information relating to investors in FEFA (regardless of whether such investor information is presented on an investor-by-investor basis, aggregated or presented as a composite or otherwise) acquired by it prior to, during the course of, or incident to, its appointment hereunder; provided, however, that nothing contained in this Section 11 shall prevent the Subadviser from soliciting any FEFA Investor at any time using any means, unless such solicitation (including the period during which such solicitation may be made) or means are proscribed by Section 10 hereof. If the Subadviser determines that as a matter of law it is required to disclose any such confidential information or if the Subadviser is directed by a court of competent jurisdiction, governmental agency or self-regulatory organization to disclose any such confidential information, it shall promptly give the Adviser written notice thereof and will use reasonable efforts (at no cost to the Subadviser) to assist the Adviser in seeking an appropriate protective order or other reasonable assurances as to the treatment of any such required or directed disclosure. Notwithstanding the first sentence of this paragraph, but subject to the exceptions thereto, personally identifiable financial information relating to investors in FEFA shall at all times during the term of this Agreement (including any extension or renewal hereof) and at any time thereafter be maintained in accordance with the principles of the Trust's privacy policies as described in the Prospectus for the Trust from time to time.

        (b) Except (i) with the prior written consent of the Subadviser in each instance or (ii) for the sole and exclusive purpose of the Adviser exercising its obligations under the Investment Advisory Agreement or its fiduciary duties in providing investment advisory services to the Trust or
    (iii) as may be required by law or as directed by a court of competent jurisdiction, governmental agency or self-regulatory organization, the Adviser shall not disclose, use, publish, or in any other manner reveal, directly or indirectly, at any time during the term of this Agreement (including any renewal or extension thereof) and continuing for a period of five years thereafter, any confidential information relating to the Subadviser or any subsidiary or affiliate thereof provided to or otherwise obtained by the Adviser during the course of or in connection with the Subadviser's appointment hereunder. If the Adviser determines that as a matter of law it is required to disclose any such confidential information or if the Adviser is directed by a court of competent jurisdiction, governmental agency or self-regulatory organization to disclose any such confidential information, it shall promptly give the Subadviser written notice thereof and will use reasonable efforts (at no cost to the Adviser) to assist the Subadviser in seeking an appropriate protective order or other reasonable assurances as to the treatment of any such required or directed disclosure.

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        (c) For purposes of this Agreement, the term 'confidential information'
    does not include information which (i) becomes generally available to the public other than as a result of a disclosure by the party otherwise owing an obligation of confidentiality as to such information (or by the officers, employees or agents of such party), or (ii) becomes available to the party otherwise owing an obligation of confidentiality as to such information (or by the officers, employees or agents of such party) on a non-confidential basis from a source other than the party to which such obligation is owed (or its officers, employees or agents) provided in each such case that such source is not known by the party otherwise owing such obligation to be bound by a confidentiality agreement with or other obligation of secrecy to the party to which such obligation is owed or to any subsidiary or affiliate thereof.

        12. Effectiveness of this Agreement. This Agreement shall become effective upon approval by vote of a majority of the outstanding voting securities (as defined in the Act) of FEFA.

        13. Duration and Termination of the Agreement. (a) This Agreement shall remain in force for a period of two years from the day that it becomes effective under Section 12 hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by either the vote of the Board of Trustees of the Trust, or by the affirmative vote of a majority of the outstanding voting securities (as defined in the Act) of FEFA, and (ii) by the vote of a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

        (b) This Agreement may be terminated at any time, without payment of a penalty by FEFA and the Trust, by vote of the Board of Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of FEFA, or by the Adviser or by the Subadviser, on not less than 30 nor more than 60 days' written notice; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after 120 days' written notice, whichever is earlier, and provided further that the Adviser may at its election shorten such 120 day period to any period of not less than 30 days. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act). The Adviser shall promptly notify the Subadviser of any transaction or other event that results in an 'assignment' of this Agreement within the meaning of the Act.

                                       13





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        (c) This Agreement shall terminate in the event that the Investment
    Advisory Agreement by and between the Trust and the Adviser is terminated, and any such termination of this Agreement shall not result in any liability by the Adviser to the Subadviser or require any payment by the Adviser to the Subadviser other than as contemplated under Section 13(e) below.

        (d) The expiration or termination of this Agreement shall not affect the effectiveness of the Investment Advisory Agreement by and between the Trust and the Adviser.

        (e) Upon the expiration of this Agreement (including any renewal or extension hereof) or its termination pursuant to any provision of this
    Section 13, the Subadviser shall not be entitled to any further compensation hereunder, except that the Adviser shall pay the Subadviser any compensation accrued under Section 5 hereof through the date of such expiration or termination. Any such payments shall be made promptly in accordance with prior practice.

        14. Return of Books and Records. In the event of the termination of this Agreement, the Subadviser shall deliver to the Adviser (and shall not keep in its possession or deliver to anyone other than the Adviser) any and all books and records with respect to the Adviser, the Trust, FEFA or its investors (in their capacity as investors in FEFA) in the Subadviser's control, including, without limitation, disks, tapes and print-outs relating to investor files, data, notes, reports, correspondence and other documents or property, together with all copies thereof (in whatever medium recorded) belonging to the Adviser, its successors or assigns. By their signatures below, each of Cohen and Levy agree that the rights and obligations under the preceding sentence shall extend to all books and records maintained under their direction or control pursuant to any predecessor relationship between Cohen or Levy and the Adviser.

        15. Violation of Covenants. (a) The Subadviser agrees and acknowledges that the violation of any of the covenants or agreements in Sections 10 or 11(a) hereof would cause irreparable injury to the Adviser, A&SB and/or any entity directly controlling, controlled by or under common control with either of them and that the remedy at law for any violation or threatened violation thereof would be inadequate and that the Adviser, A&SB and/or any entity directly controlling, controlled by or under common control with either of them shall be entitled to temporary and permanent injunctive or other equitable relief without the necessity of proving actual damages.

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        (b) The Adviser agrees and acknowledges that the violation of any of the agreements in Section 11(b) hereof would cause irreparable injury to the Subadviser, the Bank and/or any entity directly or indirectly controlling, controlled by or under common control with either of them and that the remedy at law for any violation or threatened violation would be inadequate and that the Subadviser, the Bank and/or any entity directly or indirectly controlling, controlled by or under common control with either of them shall be entitled to the temporary and permanent injunctive or other equitable relief without the necessity of proving actual damages.

        (c) The Adviser and the Subadviser recognize that the laws and public policies of the various states of the United States and the District of Columbia may differ as to the validity and enforceability of agreements similar to those contained in Sections 10 and 11 hereof. It is the intention of the Adviser and the Subadviser that the provisions of Sections 10 and 11 shall be enforced to the fullest extent permissible under the laws and public policies of each state and jurisdiction in which such enforcement is sought, but that the unenforceability (or the modification to conform with such laws or public policies) of any provision hereof shall not render unenforceable or impair the remainder of Sections 10 and 11. Accordingly, if any provision of Sections 10 or 11 shall be determined to be invalid or unenforceable, either in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the offending provision and to alter the provisions of Sections 10 or 11 in order to render the same valid and enforceable to the fullest extent permissible as aforesaid.

        16. Instructions. The Subadviser is authorized to honor and act on any notice, instruction or confirmation given by the Trust or the Adviser in writing signed or sent by one of the persons whose names, addresses and specimen signatures shall be provided by the Trust or the Adviser from time to time.

        17. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

        18. Entire Agreement; Amendments. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

        19. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

        20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        21. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:


        Subadviser:   Iridian Asset Management LLC
                      276 Post Road West
                      Westport, CT 06880
                      Attention: Jeffrey M. Elliott
                      Facsimile: (203) 341-7802
        Copy to:      Bingham McCutchen LLP
                      399 Park Avenue
                      New York, NY 10022
                      Attention: Floyd I. Wittlin, Esq.
                      Facsimile: (212) 702-3625
        Adviser:      Arnhold and S. Bleichroeder Advisers, Inc.
                      1345 Avenue of the Americas
                      New York, NY 10105
                      Attention: John P. Arnhold
                      Facsimile: (212) 299-4300
        Copy to:      Shearman & Sterling
                      599 Lexington Ave.
                      New York, NY 10022
                      Attention: Paul Schreiber, Esq.
                      Facsimile: (212) 848-7971

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                               ARNHOLD AND S. BLEICHROEDER ADVISERS, INC.

                            By:
                               ...............................................
                               NAME:
                               TITLE:

                            IRIDIAN ASSET MANAGEMENT LLC

                            By:
                               ...............................................
                               NAME:
                               TITLE:

    The undersigned hereby agree to be bound by the provisions of Section 10 hereof and, in the case of David L. Cohen and Harold J. Levy, the applicable provisions of Section 14 hereof; provided, however, that none of the undersigned shall be deemed to be guarantors of the performance of the Subadviser with respect to such Sections.

LC CAPITAL MANAGEMENT, LLC

By:
   ...............................................
   NAME:
   TITLE:

   ...............................................
                   DAVID L. COHEN

  ................................................
                   HAROLD J. LEVY

                                                                    APPENDIX III

                               FIRST EAGLE TRUST
                        AMENDED AND RESTATED INVESTMENT
                               ADVISORY AGREEMENT

    Agreement, made as of   th day of     , 2002, between FIRST EAGLE TRUST, a
Delaware statutory trust (the 'Trust'), and ARNHOLD AND S. BLEICHROEDER ADVISERS, INC., a registered investment adviser organized under the laws of the State of Delaware (the 'Adviser'),

                                  WITNESSETH:

    WHEREAS, the Trust is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the '1940 Act'), and its shares of beneficial interest ('Shares') are registered under the Securities Act of 1933;

    WHEREAS, the Trust is authorized to issue Shares in Series and as of the date hereof, has issued one Series designated as the First Eagle Fund of America (individually the 'Fund' and collectively with any subsequently formed Series the 'Funds'); and

    WHEREAS, the Trust has retained the Adviser to render investment advisory services to the Trust pursuant to an Investment Advisory Agreement, and the Trust and the Adviser desire to amend and restate that Agreement as follows;

    NOW, THEREFORE, the parties agree as follows:

        1. The Trust hereby appoints the Adviser to act as investment adviser to the Trust and the initial Fund, and any other Funds as agreed upon by the Adviser and Trust, for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

        2. Subject to the supervision of the Board of Trustees of the Trust, the Adviser shall manage the investment operations of the Trust and the Funds and the composition of the Funds' portfolios, including the purchase, retention and disposition thereof, in accordance with the Funds' investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information of the Trust and subject to the following understandings:

            (a) The Adviser shall provide supervision of the Funds' investments and determine from time to time what investments, securities or commodity futures contracts and options thereon

        ('futures') will be purchased, retained, sold or loaned by the Funds, and what portion of the assets will be invested or held uninvested as cash.

            (b) The Adviser shall use its best judgment in the performance of its duties under this Agreement.

            (c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust, By-Laws, Prospectus and Statement of Additional Information of the Trust and with the instructions and directions of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

            (d) The Adviser shall determine the securities and futures to be purchased or sold by the Funds and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (including Arnhold and S. Bleichroeder, Inc., an affiliate of the Adviser) in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information or as the Board of Trustees may direct from time to time. In providing the Trust and the Funds with investment management, it is recognized that the Adviser will give primary consideration to securing most favorable prices and efficient executions. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Trust nor the Adviser has adopted a formula for allocation of the Funds' investment business. It is also understood that it is desirable for the Trust and the Funds that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust and the Funds than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable prices and efficient executions. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities or futures for the Trust and the Funds with such brokers or futures commission merchants, subject to review by the Trust's Board of

        Trustees, from time to time, with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with its services to other clients.

            On occasions when the Adviser deems the purchase or sale of a security or a futures contract to be in the best interest of the Trust and the Funds as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contract to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contract so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and the Funds and to such other clients.

            (e) The Adviser shall maintain all books and records with respect to the Trust and the Funds' portfolio transactions that the Trust is required to keep under Rule 31a-1 under the 1940 Act.

            (f) The Adviser shall provide the Trust's Custodian and the Trust on each business day with information relating to all transactions concerning the Funds' assets.

            (g) The investment management services provided by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

        3. The Trust has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

            (a) The Agreement and Declaration of Trust filed with the State of Delaware (such Agreement and Declaration of Trust, as in effect on the date hereof and as amended from time to time, is herein called the 'Agreement and Declaration of Trust');

            (b) The By-Laws of the Trust (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the 'By-Laws');

            (c) Certified resolutions of the Board of Trustees of the Trust authorizing the appointment of the Adviser and approving the form of this Agreement;

            (d) The Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the 'Registration Statement'), as filed with the Securities and Exchange Commission (the 'Commission') relating to the Trust and the Trust's Shares and all amendments thereto;

            (e) The Trust's Notification of Registration of under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

            (f) Prospectus and Statement of Additional Information of the Trust (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented, from time to time, being herein called the 'Prospectus').

        4. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

        5. The Adviser shall keep the Trust's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Adviser agrees that all records which it maintains for the Trust are the property of the Trust and it will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser pursuant to paragraph 2 hereof.

        6. (a) For the services provided pursuant to this Agreement by the Investment Adviser, the Trust will pay monthly an investment management fee at the annual rate of 1.00% of the average daily net assets of the First Eagle Fund of America. Net assets of the Funds shall be computed on such days and at such time or times as described in the Trust's then-current Prospectus and Statement of Additional Information. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated and shall be payable upon the date of termination of this Agreement.

        (b) The Adviser will pay the compensation and expenses of all officers of the Trust and will furnish, without expense to the Trust, the services of such of the Adviser's officers and employees as may duly be elected officers or directors of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will pay the Trust's office rent and ordinary office expenses and will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (In this regard, and notwithstanding anything in this Agreement to the contrary, it is understood that this Agreement does not obligate the Adviser to pay for the maintenance of the Trust's general ledger and securities cost ledger or for daily pricing of the Trust's securities, but that it does obligate the Adviser, without expense to the Trust, to oversee the provision of such services by the Trust's agent.) The Adviser will not be required hereunder to pay any expenses of the Trust other than those above enumerated in this paragraph 6(b). In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay hereunder: brokers' commissions; legal or auditing expenses; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of the Trust's securities; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the Trust's assets.

        7. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Funds in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

        8. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Adviser.

        9. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers, or employees who may also be a trustee, officer or employee of the Trust to engage in any other business or to devote time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

        10. Except as otherwise provided herein or authorized by the Board of Trustees of the Trust, from time to time, the Adviser shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

        11. During the term of this Agreement, the Trust agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Adviser in any way, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Trust will continue to furnish to the Adviser copies of any of the above-mentioned materials which refer in any way to the Adviser. Sales literature may be furnished to the Adviser hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery. The Trust shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Trust as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

        12. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof. This Agreement may be amended by mutual consent, but the consent of the Trust must be approved in conformity with the requirements of the 1940 Act.

        13. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 1345 Avenue of the Americas, New York, NY 10105, Attention: President; or (2) to the Trust at 1345 Avenue of the Americas, New York, NY 10105, Attention: President.

        14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        15. The Trust may use the name 'First Eagle' in connection with the name of the Trust or any of the Funds or any name including

    Arnhold and S. Bleichroeder or any variant thereof, only for so long as this Agreement or any extension, renewal or amendment hereof remain in effect, including any similar agreement with any organization which shall have succeeded to the Adviser's business as investment adviser, or the Distribution and Services Agreement between the Trust and Arnhold and S. Bleichroeder, Inc. (the 'Distributor') or any extension, renewal or amendment thereof, remains in effect, including any similar agreement with any organization which shall have succeeded to the Distributor's business as distributor. At such time as such Agreement shall no longer be in effect, the Trust will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Adviser, the Distributor or any organization which shall have so succeeded to such businesses. In no event shall the Trust use the name 'Arnhold and S. Bleichroeder' or any variant thereof if the Adviser's or Distributor's functions are transferred or assigned to a company of which Arnhold and S. Bleichroeder, Inc. does not have control. In the event that such Agreement shall no longer be in effect or the Adviser's or Distributor's functions are transferred or assigned to a company of which Arnhold and S. Bleichroeder, Inc. does not have control, the Trust shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                            FIRST EAGLE TRUST

                            By:  ...............................................

                            By:  ...............................................

                            ARNHOLD AND S. BLEICHROEDER ADVISERS, INC.

                            By:  ...............................................

                            By:  ...............................................

                                                                     Appendix IV

3 EASY WAYS TO VOTE YOUR PROXY

Vote by Phone: Call toll-free 1-800-690-6903. Enter the *** CONTROL NUMBER *** shown to the left and follow the recorded instructions.

Vote on the Internet: Log on to proxyweb.com. Enter the *** CONTROL NUMBER *** shown to the left and follow the on screen instructions.

Vote by mail: Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return in the envelope provided.

FIRST EAGLE FUNDS
1345 Avenue of the Americas
New York, New York 10105

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF FIRST EAGLE FUNDS.

FIRST EAGLE FUND OF AMERICA

The undersigned hereby appoints Robert Bruno and Suzan Afifi, and each of them, the proxies of the undersigned, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a special meeting of the shareholders of FIRST EAGLE FUNDS on December 10, 2002, including all adjournments, as specified on the reverse side. This form of proxy authorizes the proxy holders to vote according to the best judgment of each as to any matter, other than those proposed on the reverse side, that properly comes before the Meeting.


Date ____________________________________________

Please sign, date and return in the accompanying envelope.


-------------------------------------------------
Signature(s)

When signing as attorney, executor, administrator, trustee or guardian, give full name and title as such.

FIRST EAGLE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE BELOW. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED "FOR" THE NOMINEES LISTED AND FOR APPROVAL OF EACH OF PROPOSALS 1, 2 AND 4.

FOR        AGAINST    ABSTAIN

 1. To approve Iridian Asset Management LLC ("Iridian") to serve as investment subadviser to the Fund pursuant to a subadvisory agreement between Iridian and the Fund's investment adviser, Arnhold and S. Bleichroeder Advisers, Inc.

2. To approve an amendment to the Trust's Investment Advisory Agreement.

3. To elect James E. Jordan and Paul J. Lawler to serve as Trustees on the Board of Trustees:

(01) James E. Jordan (02) Paul J. Lawler

FOR
all
nominees
listed

WITHHOLD
ALL

FOR ALL
EXCEPT*


--------------------------------------------------------------------------------
* (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)


FOR        AGAINST    ABSTAIN

4. To approve an Amended and Restated Rule 12b-1 Distribution and Services Plan for Class Y, Class C and Class A shares of the Fund.


PLEASE DO NOT FORGET TO SIGN AND DATE
THE REVERSE SIDE OF THIS CARD


FIRST EAGLE